Exhibit 10.1.4

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT

THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

Third Amended and Restated

In Flight Connectivity Services Agreement

between

American Airlines, Inc.

and

Gogo LLC

This Third Amended and Restated “In-Flight Connectivity Services Agreement”, originally titled “Equipment Purchase and In-Flight Connectivity Services Agreement” and effective as of July 1, 2008 (the “Original Effective Date”), amended and restated as of March 18, 2009 (the “First Restatement Effective Date”), and further amended and restated (the “Second Restated Agreement”) as of April 11, 2011 (the “Second Restatement Effective Date”), between American Airlines, Inc., a Delaware corporation with its principal place of business at 4333 Amon Carter Blvd., Fort Worth, Texas 76155 (“American” or “AA”), and Gogo LLC, f/k/a Aircell LLC, a Delaware limited liability company with offices located at 1250 N. Arlington Heights Road, Suite 500, Itasca IL 60143 (“Supplier”, “Gogo” or “Aircell”), is further amended and restated as of September 13, 2012 (the “Third Restatement Effective Date”). This Agreement, including the Exhibits hereto, is referred to hereinafter as the “Agreement.”

WHEREAS, simultaneously with the execution of this Agreement, American and Gogo are entering into that certain In-Flight Connectivity Services Agreement, dated the date hereof, pursuant to which Gogo’s equipment will be installed and its services provided on the American aircraft described therein; and

WHEREAS, the parties desire to amend and restate the Second Restated Agreement in order to, inter alia, achieve consistency between certain terms of this Agreement and the Subsequent Agreement;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises herein set forth, the parties hereby agree as follows:

1.	DEFINITIONS

In addition to those terms defined in the body of this Agreement or the Exhibits hereto the definitions below shall apply to the following terms:

1.1	“757” Fleet means the Boeing 757-200 aircraft listed on Exhibit R hereto (provided that American may elect to remove one or more A/C from Exhibit R prior to installation of Gogo Equipment thereon), as well as any additional Boeing 757-200 aircraft that American designates after the Second Restatement Effective Date, which additional aircraft will be added to Exhibit R.

1.2	“ABS Equipment” means the line replaceable units and other equipment, including Software and consumable and expendable parts, set forth in Exhibit B (and accompanying Manuals) that Aircell installs, or provides for American to install, on the American A/C for the provision of the Aircell Broadband Service (ABS), but does not include Services.

1.3	“A/C” means an aircraft.

1.4	“Additional Fleets” means the MD Fleet, the Initial 737 Fleet, the Subsequent 737 Fleet, the Growth Fleet, the 757 Fleet and any other Fleet Type that the parties may choose to add to this Agreement by mutual agreement.

1.5	“Air to Ground” means technology that uses an air to ground link to communicate between a ground network of cell towers and an in-cabin Wi-Fi network.

1.6	“Aircell Broadband Services” or “ABS Services” means Gogo’s in-flight wireless Internet connectivity services for passengers’ laptop computers, tablets, smartphones and other personal electronic devices (“PEDs”) with Wi-Fi capability, including but not limited to email, instant messaging, text messaging, access to virtual private networks and intemet browsing.

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-2

1.7	“Aircell Broadband System” or “System” shall mean the software, equipment, other hardware and services that are integrated to provide revenue generating Aircell Broadband Services on the Retrofit A/C per the requirements set forth in this Agreement. The Aircell Broadband System includes but is not limited to the ABS Equipment, Software and Engineering Services defined herein. The Aircell Broadband System uses an Air To Ground link to communicate with the ground network and the in-cabin Wi-Fi network.

1.8	“Aircell Technology” means Aircell’s proprietary business and technical information concerning Aircell’s business and operations, including without limitation the ABS Equipment, Software, system interfaces and Aircell Broadband Services, and the process used in the manufacture of ABS Equipment, and any derivatives thereof.

1.9	“American Technology” means American’s proprietary business and technical information concerning American’s business and operations, including without limitation American’s A/C, and any derivatives thereof.

1.10	“American URL” shall mean the links on the portal web page which shall be part of a walled garden and shall include links selected by American such as www.aa.com.

1.11	“Baseline Period” shall be derived, with respect to any period during which a Sponsorship is to be conducted on any Retrofit A/C, by taking the eight most recent weeks in which Sponsorships did not occur and disregarding the weeks that generated the highest and lowest Connectivity Revenue on such Retrofit A/C.

1.12	“Baseline Revenue” means, [***].

1.13	“Boeing 737 New Delivery Options” has the meaning ascribed thereto in the Subsequent Agreement.

1.14	[***].

1.15	“Connectivity Revenue” means [***].

1.16	“Core Fleet” means the Transcon Fleet, the Initial 737 Fleet and the MD Fleet.

1.17	“Deinstallation” means removal from the A/C of all equipment listed on Exhibit B except the installation kit.

1.18	“Engineering Services” shall mean any engineering design, drawing or certification-related activity provided by Supplier or Supplier’s subcontractors, including without limitation the services listed in Exhibit F under the heading “engineering services.”

1.19	“Excess Revenue” means, [***].

1.20	“Fleet Type” means the Transcon Fleet, the Initial 737 Fleet, the Subsequent 737 Fleet, the Growth Fleet, the MD Fleet, the 757 Fleet and any other group of A/C added to American’s North American operating fleet during the Term that the parties agree will be classified as a “Fleet Type” hereunder.”

1.21	“Growth Fleet” means any A/C in the Boeing 737 family added to American’s North American fleet following completion of installation of all 76 A/C in the Subsequent 737 Fleet, except (i) any Initial Boeing 737 New Deliveries, (ii) any Boeing 737 New Delivery Options, and (iii) any Boeing 737 MAX family A/C unless American, in its sole discretion, elects to add either or both of Boeing 737 New Delivery Options and/or Boeing 737 MAX family A/C to this Agreement.

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-3

1.22	“Incremental Revenue” means, [***].

1.23	“Initial 737 Fleet” means the 76 Boeing 737 A/C included in American’s North American operating fleet as of the Amendment #1 Effective Date as listed on Exhibit Q-1.

1.24	“Initial Boeing 737 New Deliveries” has the meaning ascribed thereto in the Subsequent Agreement.

1.25	“Initial MD Fleet” means the 150 MD A/C listed on Exhibit A-3 (a).

1.26	“Installation Site” shall mean the American-specified location(s) at which the Transcon Fleet and the Additional Fleets will be retrofitted with the ABS Equipment. Exhibit A lists the Tail Number, Installation Site, Delivery Date, Delivery Location, Retrofit Start and Retrofit End date for each aircraft in the Transcon Fleet. An exhibit to this Agreement(as agreed to by the parties) will list Tail Number, Installation Site, Delivery Date, Delivery Location, Retrofit Start and Retrofit End date for each aircraft in each applicable Additional Fleet.

1.27	“Load Factor” means the number of seats occupied by paying passengers on a Retrofit A/C during a particular flight divided by the total number of available passenger seats on the Retrofit A/C, to be reported to Aircell by flight number, city-pair segments and date.

1.28	“MD Fleet” means the Initial MD Fleet and the Subsequent MD Fleet.

1.29	“Net Revenue” means the [***].

1.30	“Non-revenue Passenger” shall mean any boarded passenger who has not paid AA for a revenue generating ticket, including without limitation crew and other AA employees.

1.31	“Other Portal Revenue” means [***].

1.32	“Portal” means the combination of the web pages and graphical user interface that functions as a point of access for Users.

1.33	“Portal Revenue” means [***].

1.34	“Production A/C” shall mean, with respect to the Transcon Fleet and any Additional Fleet, the remaining aircraft in such fleet (14 aircraft in the case of the Transcon Fleet) that will be retrofitted after the approval of the STC for the Aircell Broadband System for such fleet.

1.35	“Program Support” shall mean the design, integration, installation, certification, and on going support associated with the launch and provision of the Aircell Broadband Service on the Retrofit Aircraft.

1.36	“Promotional User” shall mean any boarded passenger who has permitted access to ABS without paying for it, including without limitation AA and Aircell employees conducting Fly-Alongs to test and audit the service and passengers to whom AA or Aircell provides promotional coupons.

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-4

1.37	“Prototype A/C” shall mean, with respect to the Transcon Fleet and any Additional Fleet, the first American aircraft in such fleet on which the ABS Equipment is installed, which aircraft will be the prototype aircraft used by Supplier to obtain the Supplemental Type Certificate (STC) for the Aircell Broadband System for such fleet.

1.38	“Removal” means (i) the sale, lease return, transfer, retirement or other similar removal of an A/C from American’s operating fleet, excluding any break from service for a period of six months or less for seasonal purposes, for storage, maintenance, repair or overhaul or for any other reason and (ii) a change in mission for an A/C such that the A/C, for a continuous period of at least six months, is not regularly scheduled for service in the United States (excluding Hawaii) at least 50%of the time.

1.39	“Retrofit A/C” shall mean the Transcon Fleet, as well as the aircraft of Additional Fleets, on which the ABS Equipment has been installed.

1.40	“Revenue Launch” means, [***].

1.41	“Shipset” shall mean all ABS Equipment and Software required to implement and activate the Aircell Broadband System on American’s Aircraft, as listed in Exhibit B.

1.42	[***].

1.43	“Software” means any operating or application software contained within the ABS Equipment that is provided to American by Aircell or by Aircell’s suppliers, as listed in Exhibit B, including without limitation the web page portal developed by Aircell by which passengers on the Retrofit Aircraft will access the internet.

1.44	“Sponsorship” means an arrangement in which a third party pays a negotiated amount to Aircell and Aircell, in consideration of such payment, offers free or discounted ABS Service to passengers on one or more Retrofit A/C and advertises such service as being sponsored by the third party.

1.45	“Sponsorship Revenue” means the amount paid by a third party to Aircell in connection with a Sponsorship.

1.46	“Subsequent 737 Fleet” means the first 76 Boeing 737 A/C added to American’s North American operating fleet following the Amendment #1 Effective Date.

1.47	“Subsequent MD Fleet” means the MD aircraft listed on Exhibit A-3(b) as well as any other MD aircraft identified by American after the Second Restatement Effective Date, which aircraft shall be added to Exhibit A-3(b).

1.48	“Take Rate,” for any applicable measurement period, shall mean [***].

1.49	“Targeted Take Rate” means, [***].

1.50	“Third Party IFE Services” means in-flight entertainment services provided by third parties.

1.51	“Third Party Suppliers” means those suppliers, other than Aircell (and its direct suppliers) or American, of hardware, software or services that are related to the Aircell Broadband Service or the Third Party IFE Services.

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-5

1.52	“Transcon Fleet” or “Initial Fleet” means the fifteen (15) 767-200 aircraft listed on Exhibit A-1.

1.53	“Transcon Launch” shall mean the three-month period, beginning on the first date on which all aircraft in the Transcon Fleet have commenced Revenue Launch, during which the Aircell Broadband Service will be tested on the Transcon Fleet.

1.54	“Trigger Date” means [***].

1.55	“User” means an individual boarded passenger who uses an electronic device to access the Aircell Broadband Service on a Retrofit A/C.

2.	OVERVIEW OF RELATIONSHIP

2.1	Scope. This Agreement is for the manufacture, delivery and support of the ABS Equipment and Software and Aircell’s provision of the Aircell Broadband Service to Users on board Retrofit A/C. The ABS Equipment provided pursuant to this Agreement may be used by American in connection with the Transcon Fleet and any Additional Fleets. [***] Gogo’s obligations hereunder, including without limitation the obligations set forth under Sections 4.2.2 and 8.6, do not extend to any technology other than Air to Ground, and without limiting the foregoing do not extend to any satellite-based technology.

2.2	This Agreement includes the following Exhibits, which are incorporated by reference herein:

Exhibit A – Transcon Launch and Additional Fleet Types

Exhibit B – ABS Equipment and Lead Times

Exhibit C – Specifications

Exhibit D – Change Request Form

Exhibit E – Packing List

Exhibit F – Installation Schedule, Training and Support for Transcon Launch

Exhibit G – Maintenance Services

Exhibit H – System Definition Document (SDD)

Exhibit I – Marketing Activities and Commitments

Exhibit J – Service Level Agreement (SLA)

Exhibit K – Usage Reports (Example)

Exhibit L – Wireless Distribution of Content

Exhibit M – Example of Revenue Share Calculation for Multi-Airline Products

Exhibit N – Services and Pricing for American Operational Use

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-6

Exhibit O – Fly-Along Cost Assumptions

Exhibit P – Example of DECS Report

Exhibit Q – Installation Schedule, Training and Support for the Subsequent 737 Fleet

Exhibit R – Installation Schedule, Training and Support for the 757 Fleet

Exhibit S – Content Filtering Services

Schedule 1 – Schedule of Third Party Infringement Allegations

2.3	Transcon Launch. It is the intent of the parties that [***].

2.4	Additional Fleets – Leased ABS Equipment. Following the First Restatement Effective Date, American will make the [***] available for installation of ABS Equipment and provision of ABS, on a schedule and related terms agreed to by the parties and set forth in sub-exhibits to Exhibit A (e.g., A-2, A-3). Supplier shall deliver and lease to American such number of shipsets of the ABS Equipment as are required to install in the A/C of such Additional Fleets, in accordance with the applicable exhibit, as such exhibit may be changed from time to time in accordance with the terms thereof or otherwise by mutual agreement, and American will have such shipsets installed in the applicable A/C. This paragraph is qualified in its entirety by the provisions of Section 11.2.2.

2.5	Additional Fleets – Purchased ABS Equipment. Following the Second Restatement Effective Date, American will make the [***] available for installation of ABS Equipment and provision of ABS, on schedules and related terms agreed to by the parties and set forth on Exhibit A-1(b) and Exhibit A-4, respectively. American shall purchase, and Supplier shall sell and deliver to American, such number of shipsets of the ABS Equipment as are required to install in the A/C of such Additional Fleets in accordance with the applicable exhibit, as such exhibit may be changed from time to time in accordance with the terms thereof or otherwise by mutual agreement, and American will have such shipsets installed in the applicable A/C.

3.	EQUIPMENT, DOCUMENTATION AND SOFTWARE

3.1	ABS Equipment and Software. The ABS Equipment, Software and accompanying manuals (including, where applicable, part numbers and quantities per Shipset), are set forth in Exhibit B. After the Original Effective Date, ABS Equipment and Software may be added or deleted by mutual written agreement of the parties and amendment of Exhibit B. However, Supplier may remotely upgrade the Software in accordance with its standard upgrade process, subject to Section 4.2.1 for any changes that would require changes to the applicable Specifications.

3.2	Specifications.

3.2.1	Service Level Agreement. Aircell will operate ABS to meet the service levels and functionalities detailed in Exhibit J —Service Level Agreement. Notwithstanding anything to the contrary contained in Exhibit J, the terms thereof apply to both the Transcon Fleet and any Additional Fleet:

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-7

3.2.2	Assessing Operational Burden. American will monitor in-service feedback from its employees regarding the operation of ABS on Retrofit A/C[***]

3.2.3	Performance of ABS. The performance of the Aircell Broadband System will be evaluated against the terms outlined in Exhibit J —Service Level Agreement.

3.2.4	System Definition Documentation. A description of the Aircell Broadband System is in the System Definition Documentation in Exhibit H (the “SDD”). This is a description of the functionalities of ABS as installed on the Transcon Fleet and Additional Fleet, as well as the ABS Equipment within the System. Any changes to the SDD will require mutual agreement of the parties.

3.2.5	American Operational Use. Except as provided in Exhibit N, the System shall not be used on any Retrofit A/C for any purpose other than providing Aircell services under this Agreement unless agreed to by both parties.

3.2.6	Specifications. The ABS Equipment and Software will be built and maintained to meet the specifications and technical requirements set forth in Exhibit C, as may be revised from time to time by mutual agreement or as required to obtain Certification or to provide the Aircell Broadband Service in accordance with the terms of this Agreement (the “Specifications”). The ABS Equipment shall function as an integral component of the System in accordance with the Specifications.

3.2.7	Power and Weight. The power and weight for each component of the Equipment are included in the Specifications set forth in Exhibit C. [***]

3.2.8	Changes. Any changes or deviations from the Specifications attached as Exhibit C, including without limitation changes or deviations that impact delivery, price, weight, power, dimensions, cooling requirement or reliability or otherwise impact form, fit and function, must be approved by both parties in accordance with the provisions of Article 4 of this Agreement.

3.3	Provision of Handsets: Two handsets, one in the cabin and one in the flight deck, will be installed on each Retrofit A/C and will incorporate crew controls and provide voice communications for American’s operational purposes. From the date of installation until the earlier of (i) the completion of the Transcon Launch or (ii) Aircell’s delivery of an anti-theft mechanism for the handsets, Aircell will replace any broken or lost wireless handsets at no charge to American. American will use best efforts to minimize breakage, loss or theft of the handsets.

3.4	Aircell Broadband Service Documentation and Software. Except as otherwise provided herein, Aircell shall provide, at no cost to American, any and all documents, manuals, guides, drawings, specifications and other information (the “Documentation”) that American reasonably requires to install, operate, use, test and maintain the ABS Equipment. Such Documentation shall include, but is not limited to:

3.4.1	Component Maintenance Manuals. Supplier shall provide American with one non-editable electronic copy and one paper copy of a Component maintenance manual (the “CMM”) for each repairable LRU delivered to American. Level Three information (sub-sub component) shall be provided in the CMMs for LRUs that are determined by the Supplier to be repairable at this level. Non-repairable LRU sub-components shall be documented to Level Two. Supplier shall use the ATA-100 Specification as a guide in the preparation of the CMM.

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-8

3.4.2	Aircraft Maintenance Manual and Aircraft Illustrated Parts Catalog. Supplier shall provide American with one non-editable electronic copy and one paper copy of the following manuals for each different system type delivered to American: the aircraft maintenance manual (the “AMM”) and the aircraft illustrated parts catalog (the “AIPC”). Supplier shall use the ATA-100 Specification as a guide in the preparation of the AMM and the AlPC.

3.4.3	Service Bulletins. For so long as American has any ABS equipped aircraft remaining in service, Supplier shall provide service bulletins to American in accordance with ATA Specification 100. If the changes discussed in a service bulletin affect the CMM, revised pages for the CMM will be supplied by Supplier to American.

3.4.4	Copies of Manuals and Bulletins. American shall not modify, alter or reproduce any manuals, bulletins or similar items provided by Supplier to American without Supplier’s prior written consent.

3.4.5	Documentation from Third Party Suppliers. As soon as practical following the execution of this Agreement, Supplier shall request all necessary technical documentation from the manufacturer and/or designer of components of the Retrofit Aircraft with which the ABS Equipment and Software will interface, including but not limited to, aircraft wiring data. In the event that Supplier is not successful in obtaining such documentation from any American Supplier and such event may adversely impact the Program schedule, Supplier shall promptly notify American and request American’s assistance in obtaining such documentation. If Aircell is still unable to obtain the documentation from an American Supplier and the price and on the terms offered Program schedule is adversely impacted, such delay shall be considered an Excusable Delay. As used herein, “American Supplier” means a direct supplier to American other than Aircell and its direct suppliers.

3.4.6	Delivery and Format of Documentation. The Documents shall be provided upon request by American and in the reasonable format and manner required by American. Those Documents deemed necessary by American as of the time of execution of this Agreement will be provided at ITCM and PDR. Unless otherwise required by American and stated at ITCM or PDR, all other Documents will be provided to American by no later than seventy five (75) days prior to the delivery of the first Shipset.

3.4.7	Right to Use. American shall have the royalty-free right to use the Software as embedded in the ABS Equipment and use and duplicate the Documentation, solely as necessary to install, test, use and maintain the ABS Equipment on the Retrofit A/C. American shall not modify, alter or reproduce the Software, Documentation, Service Bulletins or similar items provided by Aircell to American, nor remove, alter, cover or obfuscate any copyright notices or other proprietary rights notices included therein, nor reverse engineer, decompile or disassemble the Software, without Aircell’s prior written consent.

3.4.8	Distribution List. American Engineering will be on Supplier’s distribution list for all Documentation. American will provide the address for such distribution within sixty (60) days from execution of this Agreement.

3.4.9	On/Off Instructions. Aircell will provide at no cost to American system ON/OFF instructions. These instructions will be provided so that American can fly the Retrofit A/C with functioning equipment but without offering the Service at any time should American’s flight crew so deem necessary.

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-9

3.5	Facilities. Supplier will not move the final assembly of ABS Equipment provided to American from its current production facility/ies without American’s written consent, which shall not be unreasonably withheld; provided, however, that this requirement shall not apply to engineering and production which normally occurs at third party facilities. Upon reasonable prior notice, Supplier agrees to give American or its designated representative direct access to the manufacturing, engineering and purchasing areas of any manufacturing facility working on this program including its sub-suppliers. It is also agreed that upon reasonable prior notice, Supplier will provide American’s On Site Representative (OSR) office space, intemet connectivity and telephone access located at the primary manufacturing location. When requested, Supplier agrees to provide American or its OSR current information relating to the program within a reasonable period of time but no later than 48 hours after the request if practicable. Such visits and monitoring by American shall not unreasonably interfere with the work being performed.

3.6	Certification. [***]

4.	DESIGN CHANGES

4.1	Mandatory Changes. In the event Aircell must change the Specifications to help correct a safety or reliability problem, or to ensure conformance with any applicable law or regulation (“Mandatory Change”), Aircell will immediately submit a Design Change Form to American identifying the consequences of implementing such Mandatory Change, including (i) proposed changes to the ABS Equipment and/or Software; (ii) the amount of time required to implement such changes; and (iii) changes in the lead time associated with the manufacture of ABS Equipment. Upon receipt of American’s approval of the proposal, which shall not be unreasonably withheld, and completion of any testing required, Aircell will promptly make the changes and complete all other requisite work as appropriate and in all ABS Equipment not yet shipped to American. Following approval by American of the Mandatory Change and all pre-production testing required, the applicable Specifications shall be construed as incorporating the Mandatory Change.

[***]

4.2	Improvements.

4.2.1

Upgrades. If at any time during the Term Aircell offers to any general commercial airline Air to Ground connectivity services that American reasonably believes to have any material service or materially enhanced functionality or reliability as compared to the connectivity services then available on American and American requests such service, functionality or reliability on some or all Retrofit A/C, within a reasonable period of time Aircell will upgrade or replace the ABS Equipment on such Retrofit A/C such that the System provided on such Retrofit A/C hereunder includes such additional service, functionality or reliability. Subject to the provisions of Section 11.6, such upgrades or replacements shall be provided [***] with respect to Leased ABS Equipment (as defined in Section 5) and [***] with respect to Purchased ABS Equipment (as defined in Section 5). In addition, from time to time during the Term, Aircell may wish to upgrade or improve the System on some or all Retrofit A/C, [***], to

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-10

enhance the System’s functionality and the Users’ experience. In such event, Aircell will provide written notice to American that identifies the proposed upgrade and the amount of time and process required for implementation of same. Upon receipt of American’s approval of the upgrade, which shall not be unreasonably withheld, and any required testing, Aircell will proceed to implement the upgrade, and the applicable Specifications will be revised as needed. For purposes of clarification, the parties acknowledge and agree that this Section does not apply to Ancillary Services or wireless distribution of content.

4.2.2	Defects. [***] Aircell shall make all changes to the ABS Equipment and Software necessary to correct manufacturing defects or design deficiencies (i.e., where such Equipment or Software does not meet the Specifications) for the term of the Agreement from the date of initial ABS Equipment installation on each Retrofit A/C. Aircell shall provide American with the applicable modification kits and modification instructions (in the Service Bulletin). Aircell will design the modification so that the labor time for installation shall be minimized. During the term of the Agreement, there shall be no unreasonable time limitations on American’s right to return ABS Equipment or Software to Aircell for the implementation of any Service Bulletin.

4.2.3	Third Party IFE Services. Aircell acknowledges that American has or may have Third Party IFE Services on certain Retrofit A/C. Supplier will commit to work with American and Third Party Suppliers selected by American to do IFE on American flights. This includes but is not limited to coordinating marketing, training, advertising, commercial, customer service issues and integration into the Aircell Broadband Service, and the terms and conditions in connection therewith. American and Supplier will work together to: (a) reach agreement and coordinate with the provider of the Third Party IFE Service(s); (b) test, certify and integrate such Third Party IFE Services into the Aircell Broadband Service; and (c) identify, obtain and install any additional required equipment and/or software on the Retrofit A/C. This section does not apply to integration of operational applications on Retrofit A/C, which the parties agree are covered by Exhibit N.

4.2.4	Other Services and Products. In the event that Aircell develops any Ancillary Service or other service or product or any upgrade thereto, [***] with respect to any service or product developed by Aircell for or in conjunction with other airlines or third parties, the development agreement prohibits Aircell from doing so.

4.3	Parts Obsolescence.

4.3.1	Every six (6) months during the Term, Aircell shall provide American with a list of the Components that Aircell is or with the exercise of reasonable diligence would be aware will become obsolete within the next twenty-four (24) months, as well as proposed replacement parts and replacement part qualification test dates. As used in this section 4.3.1, “Component” means ABS Equipment other than consumable and expendable parts. Within ninety (90) days after providing notice that a Component will become obsolete, Aircell will advise American on the quantities of such Component Aircell believes is necessary and required to maintain and service American’s Retrofit A/C for the remainder of the Term. It is Aircell’s responsibility to ensure that all such Components be available at all times during the Term. In the event Components become obsolete during the Term, and if the repair of the ABS Equipment requires replacement of an obsolete Component, Aircell agrees to provide American with either: [***]

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-11

5.	LEASE/ PURCHASE OF EQUIPMENT. [***]

5.1	Leased ABS Equipment.

5.1.1	Lease/Ownership. [***]

5.1.2	Applicable Agreements.

5.1.2.1	The parties agree and acknowledge that certain A/C in the Transcon Fleet or one or more Additional Fleets on which Leased ABS Equipment is installed may currently be subject to leases, mortgages or other financing agreements (each, an “Applicable Agreement”) and that the terms of an Applicable Agreement may (a) prohibit installation of leased or encumbered ABS Equipment on the related A/C, (b) provide that American would be in breach of one or more of such terms if American were to install leased or encumbered ABS Equipment on such A/C or (c) render American unable to provide with respect to such A/C the covenants and assurances required by Section 5.3 of this Agreement, in any case unless certain consents or waivers (“Required Consents”) are obtained. If such is the case with respect to any A/C on which Leased ABS Equipment is to be installed, American shall use commercially reasonable efforts to obtain such Required Consents, and in such event Aircell agrees to provide reasonable assistance and cooperation (including execution of such documents and/or taking of such other actions as American may reasonably request) in connection therewith; provided, however, that American will reimburse Aircell for any reasonable legal fees or other out of pocket expenses incurred by Aircell in providing such assistance and cooperation. If despite such efforts (and such assistance and cooperation) American is unable to obtain such Required Consents with respect to an A/C on terms reasonably acceptable to American within 45 days after initiating such efforts [***].

5.1.2.2	Aircell further agrees, solely vis a vis the lenders or lessors under Applicable Agreements and not in derogation of any right or remedy Aircell may have vis a vis American or any obligation American may have hereunder, that (i) it will not exercise its rights and interests in or with respect to any Leased ABS equipment in derogation of impairment of, or interference with, the rights, interests or remedies of the lessor or lender under any Applicable Agreement, and (ii) it will not, as a result of installation of Leased ABS Equipment on an A/C subject to an Applicable Agreement, have, claim or assert any lien, security interest, claim, encumbrance or other right on or against any such A/C.

5.1.2.3

Aircell further agrees, to the extent applicable under a lease with respect to a Retrofit A/C, solely vis a vis the lenders or lessors under such lease and not in derogation of any right or remedy Aircell may have vis a vis American or any obligation American may have hereunder, that (i) in the event that the lease on a Retrofit A/C terminates or the lessor or lender determines to repossess a Retrofit A/C, Aircell’s sole right with respect to the Retrofit A/C and the lender or lessor shall be to remove or cause the Leased ABS Equipment to be removed from such Retrofit A/C not later than the earlier of the lease termination date and thirty (30) days after receipt of written notice from the lessor or lender that it has repossessed the Retrofit A/C, (ii) if it fails for any reason to so remove the ABS

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-12

Equipment, the lessor or lender may remove the same and will be entitled to a lien (with power of sale ) on the Leased ABS Equipment to secure the cost of such removal and the restoration of the A/C in accordance with (iii) below, and (iii) such right of removal is subject to and conditional upon the restoration of all alterations made to the A/C in connection with the installation of the Leased ABS Equipment to the condition prior to the installation thereof (ordinary wear and tear excepted) in accordance with an airframe manufacturer’s service bulletin.

5.2	Purchased ABS Equipment. [***]

5.3	Purchase Orders.

5.3.1	Placement of Orders. To facilitate record keeping by both parties, American will place purchase orders for the shipsets of ABS Equipment leased from Aircell pursuant to this Agreement. The use of the term “purchase order” is not intended to imply in any way that American is purchasing or otherwise acquiring title to or any ownership interest in the Leased ABS Equipment. In the event such purchase orders contain additional or different terms and conditions than those set forth herein, the parties agree that the terms and conditions of this Agreement shall control and prevail. All purchase orders shall reference this Agreement.

Purchase Orders and any correspondence with respect thereto should be sent by American to the following address:

Aircell LLC

Attn: 1250 N. Arlington Heights Road, Suite 500

Itasca IL 60143

Each Purchase Order shall specify [***]. If there is any information missing from the Purchase Order at the time of issuance, it is Supplier’s responsibility to bring this to the attention of American.

5.3.2	Order Acceptance. Within [***] business days after Aircell’s receipt of a Purchase Order at the address shown in Section 5.1, Aircell will acknowledge receipt, and either (a) accept it by (i) signing the Purchase Order in the space provided thereon and returning it to American via return mail or confirmed facsimile, or (ii) (in the case of e-mail transmissions) by sending an electronic acknowledgement of acceptance, or (b) reject the Purchase Order in writing via the same methods permitted for acceptance and provide an explanation for why said Purchase Order has been rejected. Should written acceptance or rejection not be received by American for any Purchase Order within the time period provided above, Aircell will be deemed to have accepted such Purchase Order and the quantities, Designated Destination and delivery dates set forth therein

5.3.3	Purchase Order Changes. [***]

5.3.4	Treatment. [***]

5.4	Deinstallation. [***]

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-13

6.	PACKING, SHIPPING AND DELIVERY

6.1	[***]

6.2	Supplier shall affix to each Product some marking that complies with FAA/American Engineering part-marking requirements and is otherwise acceptable to American. With each shipment, Supplier will include a packing list and appropriate certification paperwork indicating the Products contained in such shipment by serial number (if applicable) and listing the date of shipment. Kits shall include component part numbers. Products that are not serial number tracked shall be designated, on the packing list, by description and quantity. An example of the packing list is included as Exhibit E. Unless special packaging is required, Supplier shall package all Products for shipment in compliance with ATA Specification 300, Revision 17, Category III.

6.3	If Supplier has an allocation shortage, at a minimum, Supplier will secure monthly (LRU) deliveries for American to be no less than the amount proportional to the American aircraft percentage of the total number of aircrafts committed to have Supplier installed. Such proportion will be calculated based on Purchase Orders in process at Aircell at the time any such shortage occurs.

6.4	Exhibits F, Q and R set forth the delivery requirements and installation schedule for the Transcon Fleet Subsequent 737 Fleet and 757 Fleet, respectively.

6.5	If Supplier is unable to deliver equipment in accordance with the schedule set forth in Exhibit F, penalties will be assessed in accordance with Exhibit F.

6.6	[***]

7.	INSPECTION AND ACCEPTANCE. Upon receipt of the Shipsets at the FOB Destination, it is American’s option to inspect the Shipsets to ensure receipt of all Components in working condition. American shall notify Aircell of any discrepancies therein within thirty (30) days following receipt thereof.

8.	AIRCELL SERVICES

8.1	Product-Related Services

8.1.1	Installation/Training

8.1.1.1	As of the Effective Date, American intends to perform the installation of the ABS Equipment and Software on the Retrofit Aircraft itself unless it requests that Aircell perform the installation of one or more A/C as provided in Section 8.1.4. In any event, and in addition to Supplier’s other obligations hereunder, Supplier agrees to provide reasonable installation, design and/or certification support to American and/or any third party retained by American in connection therewith. [***]. Such support shall be as defined at ITCM and PDR.

8.1.1.2	All parts and materials required to install the ABS Equipment and Software on the Retrofit Aircraft are intended to be listed in Exhibit B. Any additional parts or materials required to install the ABS Equipment and Software will be provided by Supplier [***].

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-14

8.1.1.3	Supplier will provide installation kits that are kitted per American’s instructions [***].

8.1.1.4	Supplier will provide to American and/or American-designated third parties all special tooling required or otherwise reasonably requested by American to perform the installation or test of any of the ABS Equipment and/or Software. The special tooling shall be provided [***] and shall be provided with operating and maintenance instructions. The special tooling will be delivered to the location(s) specified by American. As of Effective Date, Supplier represents that no special tooling is required.

8.1.1.5	Supplier shall provide reasonable training material and support in the manner and fashion required by American and/or American designated third parties for the operation of Supplier’s ABS Equipment and Software. Suppliers role within the training development process, unless otherwise required by American, will be subordinate to the direction of American and/or American designated third parties. [***].

8.1.2	Other:

8.1.2.1	If a Retrofit Aircraft survey is desired by Supplier, Supplier will provide American with at least [***] prior notice of its desire to perform such aircraft survey. American will make its best reasonable efforts to accommodate Supplier’s desire.

8.1.2.2	Supplier shall advise American’s Program Manager of any and all ABS Equipment and/or Software that interface with and could have a potential impact on other Retrofit Aircraft Systems at least [***] before the first Retrofit Aircraft installation.

8.1.3	Installation Support

8.1.3.1	Leased ABS Equipment. [***]

[***]

[***]

The provisions of this Section 8.1.3.1 do not apply to installation of Purchased ABS Equipment.

8.1.3.2	Purchased ABS Equipment. If American performs the installation of the Purchased ABS Equipment on the [***], American may request that Aircell provide installation support with respect to such number of A/C as American requests. [***].

8.1.4	Installation. American will perform the installation of the shipsets in accordance with the schedules in Exhibit A (including Exhibit A-1, A-2, etc.) and Exhibit Q-1; provided, however, that Aircell will perform (or cause to be performed) the installation on some of the A/C if American so requests and provides Aircell with reasonable advance notice. [***]. Aircell will provide such installation, training and support services as described in Exhibit F, as well as such support as reasonably requested by American for the operation of the ABS Equipment.

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-15

8.1.5	Maintenance, Training and Support. Aircell will maintain the ABS Equipment during the Term of this Agreement and will establish and follow a maintenance program sufficient to enable it to provide the level of service and support required under the applicable Service Levels. Aircell shall maintain an FAA repair station certification and shall obtain American’s quality assurance approval for all repair stations utilized for repair of the ABS Equipment. Repair subcontractors may only be used with the prior written approval of American, with approval based solely on their ability to meet American’s published Quality Assurance Standards and obtain FAA repair station certification. In addition Aircell agrees that the maintenance program will be designed such that routine maintenance can be provided within the footprint of American’s existing maintenance program and flight operations schedule. A detailed list of ABS Equipment maintenance services provided by Aircell pursuant to the terms of this Agreement is set forth in Exhibit G. American agrees to provide Aircell such access to Retrofit A/C as is required to allow Aircell to perform routine maintenance consistent with the terms set forth in Exhibit G. [***]. Aircell will also provide such support and training services for the Transcon, 737 and 757 Fleets as described in Exhibits F, Q and R, respectively, and as otherwise reasonably requested by American for the operation of the ABS Equipment and Software.

8.1.6	Testing. [***].

8.2	Marketing. AA and Supplier agree to work together, throughout the term of the Agreement, to develop and distribute marketing material to promote the Service. The annual budget for joint marketing activities, as well as the parties’ respective financial commitments with respect thereto, will be mutually agreed upon by the parties and included in Exhibit I as amended from time to time. A sample of joint marketing activities is attached to this Agreement as Exhibit I-1. Aircell will conduct such joint marketing activities as set forth in Exhibit I and as otherwise mutually agreed upon by both parties. In addition, subject to the applicable provisions of Exhibit I, Aircell may conduct such independent marketing with respect to the Aircell Broadband Service as Aircell elects in its sole discretion. The parties acknowledge and agree that they have been negotiating the terms of an amended and restated Exhibit I to replace the attached Exhibit I and that they intend to continue such negotiations in good faith for an additional thirty (30) days from the date hereof or such longer period as may be mutually agreed upon. Unless and until so replaced or otherwise amended, however, the attached Exhibit I shall remain in full force and effect.

8.3	Service Levels. Supplier shall follow the steps outlined in the Service Failure Chart included in Exhibit J —Service Level Agreement that shall determine the levels of support provided to American in the event ABS does not perform at required levels.

8.4	Wireless Distribution of Content. The parties’ agreements with respect to Wireless Distribution of Content are set forth in Exhibit L to this Agreement.

8.5

Compliance with Laws and Privacy Policy; Certification. Throughout the term of this Agreement, Aircell will (at its sole cost and expense) comply with all laws, rules and regulations, including without limitation CALEA (Communications Assistance for Law Enforcement Act), applicable to ABS and/or the System and shall obtain and maintain all required Certifications. American acknowledges that Aircell has provided to American copies of (i) a certificate from Neustar Inc., Aircell’s third party advisor, as to Aircell’s CALEA compliance, and (ii) the STC for the Initial Fleet. Throughout the term, Aircell will provide to American, as received, copies of other certificates, if any, issued by Neustar or any law enforcement agency or regulatory body regarding compliance with CALEA or

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-16

other applicable laws, rules or regulations, including the Certifications required for any fleets installed subsequent to the Initial Fleet, and will notify American, promptly upon receipt, of any suspensions, cancellations, revocations or withdrawals of any such certifications. Aircell represents and warrants to American that to the best of its knowledge and belief it is in material compliance with all such laws, rules and regulations. Notwithstanding anything to the contrary set forth in Section 9.5 (Aircell Broadband Service Availability) of this Agreement, if at any time American has reasonable grounds to believe that Aircell does not have all required Certifications or otherwise is not in material compliance with all applicable laws, rules or regulations, including without limitation CALEA, American may refuse to turn on ABS (if prior to Transcon Launch) or cause ABS to be turned off (if after Transcon Launch) on all affected Retrofit A/C until such time as Aircell can demonstrate, to American’s reasonable satisfaction, that it has all such Certifications and otherwise is in material compliance. Aircell will also comply with the Privacy Policy that Aircell provides to ABS Users.

8.6	Developments in Technology. [***].

8.7	Content Filtering. The parties’ agreements with respect to content filtering services are set forth in Exhibit S to this Agreement.

8.8	Multi-Airline Products. Aircell may from time to time sell Users subscriptions or other products that can be used to access Aircell’s portal on American and other airlines. [***].

8.9	Integration of IFC Systems. [***].

8.10	Pricing. The price to be paid by Users of the Connectivity Services, including without limitation prices for sessions, subscriptions, time-denominated usage and multi-session packages (the “User Fees”) [***]; provided that in no event shall the standard User Fees (i.e. disregarding any promotions or Sponsorships) [***].

8.11	Alternate Pricing. In the event that American, in accordance with the notice and other requirements set forth in Section 8.2.2 of the Subsequent Agreement, directs that Gogo cut over (on a fleet wide or targeted basis, as the case may be) to the model described below for all Retrofit A/C under this Agreement and the Subsequent Agreement, such cutover shall occur simultaneously under this Agreement and the Subsequent Agreement. Upon such cutover, Connectivity Services will be provided to all passengers on all Retrofit A/C [***]. During the notice period, the parties will work together in good faith to develop and implement a cut over plan that includes a plan for ensuring continued quality of service notwithstanding anticipated increased usage. For more localized or limited duration issues (e.g. [***] service to passengers in a premium cabin), the parties will jointly determine and implement a response intended to make American competitive.

Model.

Flight Length	[***]	[***]
<650 miles	$ [***]	[***] MB
650 – 1150 miles	$ [***]	[***] MB
1151 – 2250 miles	$ [***]	[***] MB
>2250 miles	$ [***]	[***] MB

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-17

For each flight of a Retrofit A/C (it being agreed that a “flight” for purposes of this section means one takeoff and one landing) AA will pay Gogo [***]. In the event that American directs Gogo to revert to the revenue share model in accordance with Section 8.2.2 of the Subsequent Agreement, such reversion will occur simultaneously under this Agreement and the Subsequent Agreement.

8.12	Portal. Gogo is required to make certain look-and-feel changes to the portal under the Subsequent Agreement as detailed in Section 7.2 therein and Exhibit I thereto and, should American elect on or before [***] to assume control of such portal, to deliver a new portal in accordance with Section 7.2 of and Exhibit I to the Subsequent Agreement. The parties agree and acknowledge that their intent is that the Portal under this Agreement, as well as the related allocation or revenue share and processes followed by the parties in obtaining and approving Advertisers and Content for the Portal, shall be identical in design to the portal under the Subsequent Agreement, that any changes made by Gogo from time to time to the portal under the Subsequent Agreement shall be made to the Portal simultaneously and that any obligations of Gogo under Section 7.2 of and Exhibit I to the Subsequent Agreement shall also apply to the Portal under this Agreement.”

9.	AMERICAN OBLIGATIONS

9.1	Fleet Availability. American agrees to make the Transcon Fleet and Additional Fleets available for installation of the ABS Equipment, and testing and Certification of the ABS Equipment and Aircell Broadband Services, in accordance with the schedule and related terms set forth in the applicable exhibit to this Agreement, as such exhibit may be changed from time to time in accordance with the terms thereof or otherwise by mutual agreement.

9.2	Installation. Whenever American elects to perform the installation of ABS Equipment itself, American will be solely responsible for installing the ABS Equipment on the American A/C strictly in accordance with the Documentation (the “Installation Guidelines”). Aircell shall not be responsible for any failures to the extent they arise out of or relate to a failure by American to follow the Installation Guidelines, nor shall such failures give rise to any rights to termination or damages under this Agreement.

9.3	Compliance with Laws and Certification. American will reasonably assist Aircell in its compliance with all applicable laws and regulations, including without limitation CALEA American will provide Aircell reasonable access to the Retrofit A/C and such assistance as Aircell reasonably requests to obtain and maintain Certification of the ABS Equipment and Aircell Broadband Services.

9.4	Engineering. American Engineering commitments will include: American assistance on aircraft surveys, data and information on existing aircraft systems (that are not restricted intellectual property) and design-for-maintenance knowledge, as required by Supplier. American engineering will also work with Aircell to develop, and must approve, all installation designs and systems operational characteristics, to ensure they meet all airworthiness and American operational requirements

9.5	Aircell Broadband Service Availability. American will make the Aircell Broadband Service available to all passengers on board Certified Retrofit A/C on all commercial flights within the Territory during such time period as American may make the Aircell Broadband Service available in compliance with the Certification requirements. [***].

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-18

9.6	Information Sharing. American will provide Aircell, on a weekly basis or as otherwise agreed, with such information regarding its ticketing, passengers, A/C, terminals, gates, flights and load factor as necessary for Aircell to perform its obligations (including the determination of Take Rates and revenue share) under this Agreement, and as Aircell reasonably requests to improve Take Rates, the Aircell Broadband Service and revenue generation.

9.7	Marketing. AA and Supplier agree to work together, throughout the term of this Agreement, to develop and distribute marketing material to promote the Service. The annual budget for joint marketing activities, as well as the parties’ respective financial commitments with respect thereto, will be mutually agreed upon by the parties and included in Exhibit I as amended from time to time. American will conduct such joint marketing activities as set forth in Exhibit I and as otherwise mutually agreed upon by the parties.

10.	PROJECT ADMINISTRATION

10.1	Personnel. To help ensure a successful Program, for the Initial Fleet, Aircell agrees to provide the appropriate resources, including a Program Manager and an Engineering Liaison, at no additional charge to American, as well as Fly Along Agents (as defined below). The Program Manager and/or Engineer must be self-sufficient and be able to act independently to review drawings, manuals, and other technical documents and initiate and manage changes to Aircell provided drawings, manuals, and technical documents with minimal involvement by American engineering.

10.1.1	Program Manager. The Program Manager shall be responsible for project scheduling, meeting facilitation (to include action item logs), and acting as an initial point of contact. In the event Aircell plans to replace the Program Manager, to the extent practicable, Aircell will provide American with two (2) weeks advance notice.

10.1.2	Engineering Liaison. The Engineering Liaison shall be responsible for the coordination of technical integration concerns between Aircell, American, and American designated third parties. The Engineering Liaison must be an engineer who is familiar with the technical aspects of the ABS Equipment, Software, and System integration requirements. The Engineering Liaison must be directly accessible to American and/or American designated third parties.

10.1.3	Fly Along Agents.

10.1.3.1	During Transcon Launch. [***].

10.1.3.2	Routine/ Service Maintenance. [***].

10.2	Meetings. Upon American’s reasonable request, Aircell agrees to participate in those meetings with American or American Contractors of which Aircell is given sufficient advance notice. Such meetings may include Technical Interchange Meetings (TIM), an Initial Technical Coordination Meeting (ITCM), a Preliminary Design Review (PDR), a Critical Design Review (CDR), Production Readiness Reviews (PRR), First Article Inspection(s) (FAI), Program Reviews and supplier conferences, and may be conducted face-to-face or by teleconference. Aircell will attend such meetings with the appropriate personnel. Unless otherwise required by American, Program Reviews will be held every month during the design, development, production, and installation of Aircell’s ABS Equipment and Software.

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-19

10.3	Reporting.

10.3.1	Usage Reports. Along with the revenue payments made to American, Aircell will provide usage reports (“Usage Reports”) on a monthly basis that will detail Take Rates on each Retrofit A/C. Format and content of the Usage Reports will be defined by both parties. American may request that Aircell provide more frequent Usage Reports if American deems it reasonably necessary; provided American provides load factors and other required information as frequently. An example of a Usage Report is attached as Exhibit K.

The parties will provide program reports (“Program Reports”) to one another on no less than a weekly basis to keep one another informed of the status of the Program in a timely manner. The parties will mutually agree upon the information to be included in, and format of, the Program Reports.

During the Transcon launch, American and Aircell will both work together to ensure that the required reports are delivered in a timely manner to both parties to ensure the successful monitoring of the program

11.	REVENUE SHARE AND PAYMENT

11.1	Reconciliation for Payments Prior to First Restatement Effective Date. [***]

11.2	Revenue Share.

11.2.1	Amount of Revenue Share from Connectivity Revenue. Beginning on the date on which ABS is available for purchase on the first installed aircraft of a Fleet Type other the Initial Fleet, [***].

11.2.2	Aircraft Added in Last 3 Years of Term. [***].

11.2.3	Portal Revenue. [***].

11.2.4	Revenue from Ancillary Services. Revenues from Wireless Distribution of Content will be split as described in Exhibit L. Revenues from other Ancillary Services, if any, will be split in accordance with Section 11.13.

11.2.5	Sponsorship Revenue. For any Sponsorship conducted on any Retrofit A/C, Baseline Revenue will be allocated in accordance with Section 11.2.1 and Excess Revenue will be allocated in accordance with Section 11.2.3.

11.2.6	Incremental Revenue. [***].

11.3	Affiliate Fee. [***].

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-20

11.4	Invoices and Payment.

11.4.1	By American. Payment by American for Purchased ABS Equipment shall be made net [***] from the date of issuance of Aircell’s invoice therefor, which shall not precede shipment of the Purchased ABS Equipment. Payment by American for ABS Services Certificates and any Services shall be made net [***] from the date of issuance of Aircell’s invoice therefor, which date shall be noted thereon. In the event that American in good faith disputes any invoiced amount(s), then within [***] following issuance of the invoice, American will notify Aircell in writing of the disputed amount(s) and submit payment for all undisputed amounts in accordance with this Section, and American’s nonpayment of such disputed amounts pending resolution will not constitute a breach by American of this Agreement. The unpaid disputed amount(s) will be resolved by mutual negotiations of the parties. Invoices to American hereunder shall be sent by Aircell using American’s electronic invoicing system. All amounts shall be payable in U.S. Dollars and paid, either via credit or by wire transfer or electronic payment through the Automated Clearing House, to American’s depository bank at the following address:

American Airlines, Inc.

Disbursements Accounting

P.O. Box 582839

MD 78874158-2839

Tulsa, OK

11.4.2	By Aircell. The American Connectivity Revenue Share will be calculated and reported on a monthly basis and amounts owed thereunder will be paid to American within [***] of the end of the month in which Aircell collected the Connectivity Revenue. The American Incremental Revenue Share will be paid on an annual basis within [***] of receipt of Load Factor information for the applicable year from American. Invoices to Aircell for the American Revenue Share earned hereunder should be sent by American to the following address:

Aircell LLC

Attn: Accounts Receivable

1250 N. Arlington Heights Road, Suite 500

Itasca IL 60143

11.5	Most Favored Nation. [***].

11.6	Promotional Offerings. [***]

11.7	Penalties. Except as specifically provided herein and subject to the provisions of Section 11.5 regarding disputed invoices, any fee, penalty, reimbursement or other sum payable hereunder will be due [***] from the date the amount is established and invoiced by the party entitled to payment (“Payee”) and submitted to the party responsible for paying (the “Payor”) and shall be payable in U.S. Dollars and, at Payee’s sole discretion, either via credit/check or wire transfer.

11.8	Taxes. Aircell will be responsible for taxes or any other government charge imposed on the usage of ABS. American will be responsible for any tax or government charge imposed on the sale by Aircell of the ABS Equipment and Software. Aircell will be responsible for any taxes associated with the shipping of the equipment for the Transcon Fleet and each Additional Fleet.

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-21

11.9	Audit.

11.9.1	By American. Aircell shall keep full and accurate records of all orders, shipments, payments and invoices in connection with providing the ABS Equipment, Software and Services, as well as such other documents and records as American shall reasonably require in order to audit Aircell’s compliance with this Agreement, and shall make such records available for audit until [***]; provided, however, that such auditor shall not be entitled to access to any information that Aircell may not disclose pursuant to confidentiality obligations to any third party. The audit, for purposes of certifying Aircell’s compliance with the terms of this Agreement, may be conducted no more than once every twelve months upon reasonable advance written notice and in a manner that minimizes disruption on Aircell’s business at American’s expense by (i) with respect to any audit of Gogo’s compliance with Section 11.5, a public accounting firm other than a firm that audits AA or Gogo, which firm shall be appointed by AA and approved by Gogo and (ii) with respect to audits of other matters, American’s internal audit staff or a public accounting firm appointed by AA and approved by Gogo. Any such auditor shall agree, in a writing satisfactory to Aircell, to maintain the confidentiality of all information disclosed pursuant to such audit. Notwithstanding anything to the contrary contained herein, with respect to Gogo’s compliance with Section 11.5, American may cause an audit to be conducted if in any year Gogo fails to provide the certification required by Section 11.5 (in which case the expense of such audit shall be borne by Gogo) or, if Gogo provides such certification, American has reason to doubt the accuracy of such certification (in which case the expense of such audit shall be borne by AA if such audit reveals that Gogo is in compliance with Section 11.5 and by Gogo if the audit reveals that Gogo is not in compliance). With respect to any audit of Section 11.5, the auditor shall, subject to appropriate confidentiality agreements, have access to information regarding Gogo’s arrangements with other airlines but the report delivered by such auditor to American shall be drafted in a way that preserves the anonymity of other Gogo airline partners.

11.9.2	By Aircell. American shall keep full and accurate records related to Take Rates and installation and use of all ABS Equipment, as well as such other documents and records as Aircell shall reasonably require in order to audit American’s compliance with this Agreement, and shall make such records available for annual audit by Aircell (at Aircell’s sole cost and expense), upon reasonable prior notice, during normal business hours at American’s facility(ies) where such records are located, [***]; provided, however, that Aircell shall not be entitled to access to any information that American may not disclose pursuant to confidentiality obligations to any third party. Subject to the same conditions, restrictions and limitations as set forth in the preceding sentence, Aircell will have the right to instead appoint, at its own expense, a public accounting firm appointed by Aircell and approved by American, to conduct an annual review of the take rates and installation and use of all ABS equipment and certify American’s compliance with the terms of this Agreement. Any such auditor or accounting firm shall execute American’s standard release form, shall strictly comply with American’s facility and workplace safety, security and other similar rules and regulations and shall also agree, in a writing satisfactory to American, to maintain the confidentiality of all information disclosed pursuant to such audit or review, and no such audit or review shall unreasonably interfere with American’s business or operations.

11.10	No Deduction, Offset or Withholding. Except as specifically contemplated under this Agreement, each party will pay all amounts owed to the other party without any deduction, offset or withholding of any kind or nature or for any reason whatsoever.

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-22

11.11	Per Boarded Passenger Model. Notwithstanding anything to the contrary contained herein, the provisions of Section 11.2 (except 11.2.4) and 11.3 will not apply during any period in which the per boarded passenger model is in effect pursuant to Section 8.11.

11.12	Usage Fees.

11.12.1	Fees.

11.12.1.1	Gogo Portal Control. [***].

11.12.1.2	AA Portal Control. [***].

11.12.2	Flight Crew Access. [***] Flight crew use will have the same priority as passenger Connectivity Services, will be subject to Gogo’s Terms of Use and Privacy Policy and will be entitled to the same network performance, reliability and security available to Users generally but not to any performance, reliability or security beyond that generally available to Users. [***].

11.12.3	Other. [***].

11.13	Additional Ancillary Revenue from Other Services

[***]

Exhibit I sets forth the agreed-upon revenue share for advertising revenues and certain other revenues related to ABS, and Exhibit L sets forth the agreed-upon revenue share from Wireless Distribution of Content.

12.	WARRANTY

12.1	HIDDEN TEXT; INSERTED SO THAT NUMBERING MATCHES MASTER

12.2	HIDDEN TEXT; INSERTED SO THAT NUMBERING MATCHES MASTER

12.3	HIDDEN TEXT; INSERTED SO THAT NUMBERING MATCHES MASTER

12.4	Each Party. Each party hereby represents and warrants to the other party the following:

12.4.1	Such party is duly organized and validly existing and has the power and authority to execute and deliver, and to perform its obligations under, this Agreement, including, with respect to Aircell, the right to grant licenses and perform its services hereunder.

12.4.2	Such party’s execution and delivery of this Agreement and performance of its obligations hereunder have been and remain duly authorized by all necessary action and do not contravene any provision of its certificate of incorporation or by-laws (or equivalent documents) or any law, regulation or contractual restriction binding on or affecting it or its property.

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-23

12.4.3	This Agreement is such party’s legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

12.5	Aircell. Aircell warrants that:

12.5.1	All ABS Equipment and Software provided hereunder will, at the time of installation, comply with all applicable laws, rules and regulations, including without limitation, all Federal Aviation Administration (“FAA”) orders or regulations and those of any other United States regulatory agency or body having jurisdiction over the ABS Equipment or Software.

12.5.2	Except for the allegations described in Schedule I to this Agreement, to the best of its knowledge after reasonable inquiry, the Aircell Technology, including the Aircell Broadband System, ABS Equipment and Software, system interfaces and Aircell Broadband Service, does not infringe a valid patent, copyright, trade secret, trademark or other proprietary or intellectual property of a third party. Aircell will keep AA apprised of material developments in the disputes described in Schedule I, inform AA of any new patent infringement claims brought against Aircell and respond to AA’s reasonable requests for information related thereto.

12.5.3	ABS Equipment and Software shall comply with all test requirements required by law or as otherwise agreed upon by the parties in accordance with the terms of this Agreement.

12.5.4	All ABS Equipment and Software (including Software either embedded in ABS Equipment or specifically designed for use in or with such ABS Equipment) provided hereunder shall (i) be free from any liens or encumbrances arising by, through or under Aircell, and (ii) be permanently marked with the manufacturing date.

12.5.5	The cellular and wireless functionality associated with the ABS Equipment are not designs that originated with American.

12.5.6	The Services will be performed in a professional and workman-like manner consistent with industry standards.

12.5.7	During the Term of this Agreement (subject, with respect to the 757 Fleet, to American paying any annual maintenance fee that is payable pursuant to Section 8.1.5), the ABS Equipment will function substantially in accordance with the Specifications and shall be free from defects in material, workmanship and design.

12.6	Services. Aircell shall follow the steps outlined in the Service Failure Chart included in Exhibit J which sets forth the levels of support provided to American in the event the Aircell Broadband Service does not perform in accordance with the Service Levels detailed in Exhibit J. For all other Services, Aircell shall, as its sole obligation and American’s sole and exclusive remedy for any breach of the warranty set forth in Section 12.2.6, re-perform the Services which gave rise to the breach or, if it cannot cure the defect, refund the fees paid by American for the Services which gave rise to the breach; provided that American has notified Aircell in writing of the breach within thirty (30) days following performance of the defective Services, specifying the breach in reasonable detail.

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-24

12.7	Disclaimer. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, INCLUDING WITHOUT LIMITATION THE WARRRANTIES SET FORTH IN SECTION 12.2, AIRCELL MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, TITLE OR NONINFRINGEMENT WITH REGARD TO ANY EQUIPMENT, SERVICE OR MATERIALS PROVIDED UNDER THIS AGREEMENT.

13.	TERM AND TERMINATION

13.1

Term. The term of this Agreement will begin on the Effective Date and continue (i) with respect to each Fleet Type other than the Growth Fleet and the 757 Fleet, until the tenth (10th) anniversary of the Trigger Date of such Fleet Type, and (ii) with respect to the Growth Fleet, until the tenth (10th) anniversary of the later of the Trigger Date for the Initial 737 Fleet and the Trigger Date for the Subsequent 737 Fleet, and (iii) with respect to the 757 Fleet until the date on which this Agreement terminates with respect to the last Fleet Type other than the 757 Fleet unless American elects to extend it, in which case it will continue with respect to the 757 Fleet until the 10th anniversary of the Trigger Date for the 757 Fleet. In addition, American may elect to terminate this Agreement with respect to all or any portion of the 757 Fleet at any time following the [***] of the Trigger Date for the 757 Fleet. Aircell acknowledges that American may at any time Remove a Retrofit A/C, in which case this Agreement (following deinstallation pursuant to Section 5.3 if the Retrofit A/C is installed with Leased ABS Equipment) will terminate with respect to such A/C; provided, however, that if such Removal occurs pursuant to clause (ii) of Section 1.27, American may elect not to terminate but to instead suspend providing ABS service on such A/C until the first to occur of (i) the date on which American elects to resume providing ABS service on such A/C or (ii) the date on which American elects to terminate this Agreement with respect to such A/C. Notwithstanding anything to the contrary contained herein, in the event that this Agreement terminates prior to the scheduled expiration date with respect to one or more 757 A/C, and such termination results from (i) a Removal pursuant to clause (ii) of Section 1.27 or (ii) American’s electing to terminate early pursuant to the second sentence of this paragraph, American will not contract to install a competing in-flight connectivity service on any such 757 A/C within one year following the date of early termination without first offering Aircell the right to submit a proposal for such service. Notwithstanding anything to the contrary contained herein, this Agreement shall terminate with respect to any Retrofit A/C immediately upon such A/C becoming an “Upgraded Original A/C” as such term is defined in the Subsequent Agreement.

13.2	[Reserved]

13.3	Termination After Transcon Launch. American may elect to remove the ABS Equipment from any Retrofit A/C if:

13.3.1	ABS places an unreasonable operational burden on American which burden continues following implementation of a remediation program and expiration of Aircell’s cure period as required by Section 3.2.2;

13.3.2	Aircell breaches its obligations under the SLA for [***] and fails to cure such breach within [***] following receipt of written notice of such breach;

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-25

13.3.3	The Take Rate measured on a [***] is less than [***]; provided, however, that American has waived its right of termination under this Section 13.3.3 with respect to any [***] beginning before September 12, 2011.

13.3.4	[***] or

13.3.5	[***] If this Agreement terminates pursuant to this clause after Aircell has shipped ABS Equipment to American, American shall either (i) [***] (ii) promptly return such ABS Equipment to Aircell.

13.4	Termination for Cause. Upon the occurrence of any Event of Default, the non-defaulting party shall be entitled to terminate this Agreement and, except as otherwise expressly provided herein, shall further be entitled to all other rights and remedies available to such party under this Agreement or applicable laws, which rights and remedies shall be cumulative and not exclusive. The following events shall constitute an “Event of Default” hereunder:

13.4.1	If either party shall fail in the performance of any of its material obligations contained in this Agreement, which failure continues uncured for a period of thirty (30) days following written notice from the other party.

13.4.2	If either party shall file a voluntary petition in bankruptcy, shall be adjudicated as a bankrupt or insolvent, shall file any petition or answer seeking any reorganization, composition, readjustment, liquidation or similar relief for itself under any present or future statute, law or regulation, shall seek, consent to or acquiesce in the appointment of any trustee, receiver or liquidator for itself, shall make any general assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due.

13.4.3	If a petition shall be filed against either party seeking any reorganization, composition, readjustment, liquidation or similar relief for such party under any present or future statute, law or regulation, which petition shall remain undismissed or unstayed for an aggregate of thirty (30) days (whether or not consecutive), or if any trustee, receiver or liquidator of either party shall be appointed, which appointment shall remain unvacated or unstayed for an aggregate of thirty (30) days (whether or not consecutive).

13.4.4	If any material representation or warranty made by either party herein or in any statement or certificate furnished or required hereunder or in connection with the execution and delivery hereof proves to have been untrue in any material respect as of the date of the making thereof.

13.5	Other Rights to Terminate.

13.5.1	American will have the right to terminate this Agreement at any time on or after the [***] of the Trigger Date for the last retrofitted Fleet Type, by giving [***] written notice and paying Aircell an amount equal to the amount obtained by multiplying (A) [***] by (B) Aircell’s [***] from Connectivity Revenues earned by Aircell in the year ending on the applicable anniversary of the Trigger Date.

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-26

13.5.2	With respect to each of the Fleet Types, if at any time after the [***] of the Trigger Date for such Fleet Type (A) an in-flight connectivity services provider other than Aircell offers a connectivity service (B) that provides a material improvement in connectivity functionality [***] (C) such that American reasonably believes that failing to offer such service to passengers on such Fleet Type would likely cause competitive harm to American by [***], (D) such competitive system is installed and in commercial operation on [***], and (E) American has completed sourcing processes with respect to the competitive offering sufficiently rigorous such that American can validate the technology, functionality and feasibility of the competitive offering and provide objective system performance and functionality criteria to Aircell for its use in determining whether it wishes to submit a proposal as contemplated below, then American may provide written notice thereof (including such criteria) to Aircell. In such event, Aircell will have the opportunity to submit a proposal to provide such service to American, which proposal will include, without limitation, proposed terms regarding pricing, system functionality and implementation dates, within [***] after receipt of such notice, and if Aircell timely submits such proposal then American will in good faith consider such proposal. If American reasonably determines that Aircell’s proposal is at least as favorable as the competitor’s offering, this Agreement will be amended to incorporate such additional or replacement offering or functionality and the agreed upon terms. If Aircell declines or fails to submit a proposal to American within such [***], or if American reasonably determines that Aircell’s proposal is not as favorable as the competitor’s offering, then American may elect to termination this Agreement with respect to such Fleet Type. Such election must be made by providing at least [***] advance notice thereof to Gogo, and in such event this Agreement will terminate as and to the extent and otherwise in accordance with American’s termination notice. Notwithstanding anything to the contrary contained herein, American shall not be required to provide to Aircell any information that American may not disclose pursuant to confidentiality obligations to any third party.

13.6	Termination Upon Supplier Change in Control. American shall have the right, exercisable in its sole discretion, to immediately terminate this Agreement upon a Change of Control of Supplier. For purposes of this section, a “Change of Control of Supplier” shall include: (a) the dissolution or liquidation of Supplier, (b) any reorganization, merger or consolidation of Supplier or its parent company, or any other transaction or series of transactions with one or more persons, corporations or other entities as a result of which ownership of [***] or more of the equity securities of Supplier or its parent company outstanding immediately prior to such transaction(s) is transferred to (i) a commercial airline other than American or (ii) an entity that generates [***] of its revenues from the business of providing airline travel booking services or (b) the sale or agreement to sell substantially all of the assets of Supplier to one or more persons, corporations or other entities in any transaction or series of transactions as a result of which ownership of such assets is transferred to (i) a commercial airline other than American or (ii) an entity that [***] of its revenues from the business of providing airline travel booking services. “Change of Control” does not include an initial public offering of the securities of Supplier or its parent company.

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-27

13.7	Effects of Termination. Upon the termination of this Agreement with respect to any Fleet Type, American will cease offering the ABS Service on Retrofit A/C of such Fleet Type. In addition, with respect to Leased ABS Equipment, unless and to the extent American is entitled to and elects to purchase ABS Equipment installed on any such A/C as permitted by Section 5.1, American will deinstall (or request that Aircell deinstall) the ABS Equipment from all Retrofit A/C of such Fleet Type as required by Section 5.4

14.	INTELLECTUAL PROPERTY RIGHTS

14.1	Ownership. American acknowledges and agrees that, as between the parties, Aircell is the owner of all right and title in and to the Aircell Technology and that all intellectual property rights, including copyrights, trade secrets and patent rights, embodied in the Specifications and the ABS Equipment and Software shall be exclusively vested in Aircell. Aircell acknowledges and agrees that, as between the parties, American is the owner of all right and title in and to the American Technology.

14.2	Trademark License. Each party grants the other party hereunder a limited, non-exclusive, non-transferable, royalty-free right and license for the Term to use that party’s trade name and logo and such of that party’s trademarks as are directly applicable to the Program (collectively, the “Marks”), solely for use by such other party for the purpose of such other party’s authorized joint marketing efforts with respect to the Program. Each party will comply with the other party’s trademark usage guidelines in using any Mark of the other party. Except as expressly authorized by this Agreement, neither party will make any use of the other party’s Marks in a manner that dilutes, tarnishes or blurs the value of the other party’s Marks.

14.3	Third Party Infringement Claims.

a)	[***].

b)	[***].

c)	[***].

d)	[***]

e)	[***].

f)	[***].

g)	[***].

15.	CONFIDENTIALITY

15.1	General. American and Aircell have executed a Confidentiality Agreement (the “NDA”) dated October 15, 2007, the terms and conditions of which are incorporated by reference, and govern all use and disclosure of confidential information hereunder by and between the parties. In the event of conflicting provisions, the terms of this Agreement shall control. The disclosure period under the NDA will terminate on the same date that this Agreement terminates or expires.

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-28

16.	INDEMNITY

16.1	By Aircell. Aircell hereby indemnifies and agrees to defend and hold harmless American, its parent company, subsidiaries and affiliates and their respective officers, directors, agents, representatives, contractors and employees (collectively herein the “American Indemnified Parties”), and each of them, from and against any and all claims, allegations, demands, actions, liabilities, damages, losses, expenses, suits, proceedings, assessments, fines, penalties and/or judgments (including without limitation all attorney’s fees, costs and expenses in connection therewith) or resulting from (a) the negligence, gross negligence, recklessness, bad faith, illegal act, misrepresentation or malicious or willful misconduct of Aircell or any of its officers, directors, agents, representatives, employees or contractors in connection with Aircell’s performance of or failure to perform this Agreement, (b) any, death of or injury to any Aircell employee, (c) any claim that the use by American of any Aircell Technology, including the Aircell Broadband System, the ABS Equipment or Software, system interfaces and Aircell Broadband Services, pursuant to this Agreement infringes or misappropriates any patent, copyright, trade secret, trademark or other proprietary or intellectual property right, or (d) Aircell’s material breach of Section 8.5, 14.1 or 14.2 of this Agreement, Article 5 or 8 of Exhibit I to this Agreement or the NDA.

16.2

Exclusions and By American. Notwithstanding anything herein to the contrary, Aircell’s indemnity obligation shall not apply to (i) any designs, specifications or modifications, subsequent to the design and specifications provided by Aircell at the time the ABS Equipment is installed, originating with, or performed by, American or its contractors (other than Aircell), ), unless such modifications are necessary to make the ABS Equipment or Software compatible with the A/C or its systems and are approved in advance by Aircell (which approval will not be unreasonably withheld),(ii) the combination by American or its contractors (other than Aircell), subsequent to the time the ABS Equipment is installed, of the ABS Equipment (including Software) with other equipment or software not supplied by Aircell, except equipment or software necessary to operate the A/C or its Systems and approved in advance by Aircell (which approval will not be unreasonably withheld), (iii) misuse of the ABS Equipment, Software or Aircell Broadband Service by American or its contractors (other than Aircell), (iv) the negligence, gross negligence, recklessness, bad faith, illegal act, misrepresentation or malicious or willful misconduct of American or any of its officers, directors, agents, representatives, employees or contractors; provided, however, that such exclusion shall not extend to any liability to a third party alleging intellectual property infringement that results from American installing the ABS Equipment and/or operating the System on any Retrofit A/C in accordance with the terms of this Agreement, (v) any issue caused by the failure of American or its contractors (other than Aircell) to follow the Installation Guidelines, (vi) Aircell’s implementation and operation, at American’s request, of a system that filters and/or blocks objectionable content (other than VOIP); provided, however, that the exclusion from indemnification described in this clause (vi) shall not extend to any claim, suit or demand arising out of Aircell’s failure to implement and operate the system in accordance with agreed-upon specifications, or (vii) American’s material breach of Section 14.1 or 14.2 of this Agreement, Article 5 or 8 of Exhibit I to this Agreement or the NDA ((i) – [***]

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-29

16.3	Procedures. In the event a claim is made or suit is brought that is covered by either of the foregoing indemnities, the Indemnified Party shall give the party with the indemnity obligation (the “Indemnitor”) notice thereof promptly after becoming aware thereof. The Indemnitor shall assume all responsibility for such claim or suit, and the Indemnified Party shall provide reasonable assistance and cooperation during the defense of such claim or suit or compromise or settlement thereof. Notwithstanding the foregoing, the Indemnified Party’s consent, which shall not be unreasonably withheld, shall be obtained in the event any compromise or settlement under this Section: (a) includes a finding or admission of any violation of any law by the Indemnified Party or any violation of the rights of any person by the Indemnified Party; (b) has an effect on any claim held by or against the Indemnified Party; or (c) requires the payment of any money or the taking of any action by the Indemnified Party. The Indemnified Party shall have the right, but not the duty, at its own expense, to participate in the defense and/or compromise or settlement of such claim or suit with counsel of its own choosing without relieving the Indemnitor of any obligations hereunder.

16.4	Remedies. If any infringement or misappropriation action falls within the indemnifications provided by Aircell to American in Section 16.1 and (a) Aircell is enjoined, either temporarily or permanently, from providing, manufacturing or delivering to American the Aircell Technology, including the ABS Equipment , Software or ABS, or (b) American is enjoined„ either temporarily or permanently, from using the Aircell Technology, including ABS Equipment, Software or ABS, or (c) American or Aircell is adjudged, in any final order of a court of competent jurisdiction from which no appeal is available, to have infringed upon or misappropriated any patent, copyright, trade secret , trademark or other proprietary or intellectual property right in the use of the Aircell Technology, including the ABS Equipment, Software or ABS, or if Aircell settles or compromises any such action, then Aircell shall, at its expense, either (x) if not obtained as part of a settlement or compromise, obtain for American the right to continue using the Aircell Technology, including ABS Equipment, Software and ABS, or (y) replace or modify the Aircell Technology, including the ABS Equipment, Software or ABS, to the extent necessary so that it does not infringe upon or misappropriate such proprietary or intellectual property right and is free to be delivered to and used by American (which may be a requirement of a settlement or compromise); provided that following such replacement or modification the Aircell Technology is functionally equivalent to the Aircell Technology prior thereto, in either case within 120 days after the entry of such injunction or order or such settlement (subject to reasonable extension as may be reasonably required to obtain any required governmental approvals in respect of any such replacement or modification, which approvals Aircell shall pursue diligently and in good faith), failing which American may terminate this Agreement pursuant to Section 13.4.1, in which event Aircell shall be liable for all associated costs and expenses under this Agreement, including Deinstallation costs as contemplated by Section 5.4. SUBJECT TO SECTION 12.2.2 ABOVE, THIS SECTION 16 AND SECTION 14.3 SET FORTH THE ENTIRE OBLIGATION AND LIABILITY OF AIRCELL TO AMERICAN FOR INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS RELATED TO THE EQUIPMENT, SOFTWARE AND SERVICES PROVIDED UNDER THIS AGREEMENT.

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-30

17.	INSURANCE

17.1	American Requirements. American agrees to keep in full force and effect and maintain at its sole cost and expense the following policies of insurance with the specified minimum limits of liability during the term of this Agreement:

17.1.1	Comprehensive Aviation Liability Insurance, including personal injury, products and completed operations, war risk and allied perils and contractual liability in an amount not less than [***] combined single limit per occurrence (and in the aggregate with respects to products), which insurance may be provided by a combination of primary and umbrella coverages, covering all liability arising out of any bodily injury (including death of any person) and any damage to (including destruction of) property.

17.1.2	Aircraft Hull Insurance covering loss or damage to ABS Equipment once permanently installed on the aircraft in an amount not less than the full replacement or repair cost of such ABS Equipment. Such insurance shall include Aircell as loss payee solely as respects the value of the ABS Equipment.

17.2	Aircell Requirements. Throughout the term of this Agreement, and as otherwise specified below, Aircell shall maintain in full force, at its expense, the following insurance coverage with carriers reasonably acceptable to American:

17.2.1	Aviation Products Liability/Completed Operations Liability Insurance, including contractual coverage, in an amount not less than U.S. [***] which insurance shall not be required to be procured until immediately prior to the first delivery of ABS Equipment hereunder but shall be maintained for a period of five (5) years following the expiration or termination of this Agreement;

17.2.2	Property Insurance covering all risks and covering all property in Aircell’s custody or control in an amount at least equal to the value of such property.

17.2.3	Worker’s Compensation Insurance in the statutory amount(s) required by the State(s) where the ABS Equipment and/or Software are manufactured and/or installed and/or Services are performed and Employer’s Liability Insurance in an amount not less than U.S. [***]. In lieu of Workers’ Compensation Insurance, Aircell may satisfy the requirements of this subsection by being a qualified self-insurer in such State(s).

17.3	Policy Requirements. Each party shall have its insurer(s) provide annual certificates of insurance evidencing the coverages required herein commencing upon execution of this Agreement, and such insurance certificates shall also reflect that policy(ies) include the following special provisions:

17.3.1	The insurer(s) has(ve) accepted and insured the provisions of Section 16 (Indemnification) of this Agreement.

17.3.2	The insurer(s) has(ve) waived any rights of subrogation it/they may or could have against any of the Indemnified Parties.

17.3.3	Each such insurance coverage is and shall be primary without right of contribution from any insurance coverage carried by the Indemnified Parties.

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-31

17.3.4	The insurer(s) will give at least thirty (30) days prior written notice to other party before any adverse change in the coverage of the policy(ies).

17.3.5	No such insurance coverage shall be invalidated with respect to any of the Indemnified Parties by any action or inaction of the insure party.

18.	LIMITATION OF LIABILITY

18.1	Limitation. WITHOUT LIMITING OR OTHERWISE IMPAIRING ANY SPECIFIC RIGHT OR REMEDY EXPRESSLY GRANTED OR RESERVED TO EITHER PARTY HEREIN, INCLUDING WITHOUT LIMITATION AIRCELL’S OBLIGATIONS UNDER SECTIONS 3.2.7, 5.4 AND 16.1 OF THIS AGREEMENT AND ITS OBLIGATION TO PAY LIQUIDATED DAMAGES UNDER EXHIBIT F AND AMERICAN’S OBLIGATIONS UNDER SECTIONS 5.4, 13.3.5, 13.5.1 AND 16.2 OF THIS AGREEMENT, IN NO EVENT SHALL AIRCELL OR AMERICAN BE LIABLE TO THE OTHER FOR ANY SPECIAL, INCIDENTAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR OTHER SIMILAR DAMAGES OF ANY KIND OR NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF PROFITS OR BUSINESS INTERRUPTION ARISING OUT OF THE USE OF OR INABILITY TO USE ANY EQUIPMENT OR SOFTWARE DESCRIBED HEREIN EITHER SEPARATELY OR IN COMBINATION WITH ANY OTHER EQUIPMENT, SOFTWARE OR OTHER MATERIALS) SUFFERED OR INCURRED BY THE OTHER IN CONNECTION WITH THIS AGREEMENT, EVEN IF AIRCELL OR AMERICAN HAS BEEN ADVISED OF THE POSSIBILITY OR CERTAINTY OF SUCH DAMAGES.

FOR PURPOSES OF THIS AGREEMENT, IF AND TO THE EXTENT THAT AIRCELL AGREES (OR AMERICAN OBTAINS A FINAL, NON-APPEALABLE JUDGMENT FROM A COURT OR ARBITRATOR OF PROPER JURISDICTION) THAT PHYSICAL DAMAGE TO AN AMERICAN AIRCRAFT RESULTED OR AROSE FROM (i) AIRCELL’S NEGLIGENCE, (ii) WITH RESPECT TO THE SUBSEQUENT 737 FLEET AND ANY OTHER FLEET TYPE ON WHICH AIRCELL’S SUBCONTRACTOR INSTALLS THE ABS EQUIPMENT, THE NEGLIGENCE OF SUCH CONTRACTOR OR (iii) A DEFECT IN THE ABS SYSTEM CAUSED BY AIRCELL OR ITS SUPPLIERS OTHER THAN AMERICAN, SUCH DAMAGE SHALL BE CONSIDERED ACTUAL (AS OPPOSED TO SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL) DAMAGE, AND AIRCELL SHALL BE RESPONSIBLE FOR SUCH DAMAGE TO SUCH EXTENT (SUBJECT TO THE LIMITATION SET FORTH IN THE LAST SENTENCE OF THIS SECTION). TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE LIMITATIONS AND EXCLUSIONS SET FORTH IN THE FIRST AND LAST SENTENCES OF THIS SECTION WILL APPLY REGARDLESS OF WHETHER LIABILITY ARISES FROM BREACH OF CONTRACT, WARRANTY, TORT (EXCEPT TO THE EXTENT SUCH LIABILITY ARISES FROM WILFUL MISCONDUCT), BY OPERATION OF LAW OR OTHERWISE.

IN NO EVENT SHALL AIRCELL’S PER OCCURRENCE LIABILITY FOR PHYSICAL DAMAGE TO AN AIRCRAFT AS DESCRIBED ABOVE EXCEED THE LESSER OF (i) THE FAIR MARKET VALUE OF THE AIRCRAFT IN QUESTION AND (ii) THE SUM OF (A) THE AGGREGATE AMOUNT PAID BY AMERICAN TO AIRCELL UNDER SECTION 3.3. OF THIS AGREEMENT AS IN EFFECT PRIOR TO THE AMENDMENT #1 EFFECTIVE DATE AND ANY COMPARABLE PROVISION THAT MAY BE SUBSEQUENTLY ADDED TO THIS AGREEMENT, (B) THE AGGREGATE AMOUNT OF AIRCELL’S SHARE

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-32

OF ALL CONNECTIVITY, ADVERTISING AND OTHER REVENUE GENERATED UNDER THIS AGREEMENT IN THE TWELVE MONTHS PRECEDING THE EVENT THAT DAMAGES THE AIRCRAFT AND (C) THE AMOUNT OF AVAILABLE INSURANCE PROCEEDS WITH RESPECT TO SUCH NEGLIGENCE OR DEFECT.

NEITHER PARTY’S AGGREGATE LIABILITY TO THE OTHER FOR ACTUAL DAMAGES, OTHER THAN PHYSICAL DAMAGE TO AN AIRCRAFT, SUFFERED BY THE OTHER ARISING OUT OF OR RELATED TO ANY BREACH OR DEFAULT OF THIS AGREEMENT SHALL EXCEED THE GREATER OF (iii) THE SUM OF (x) THE AGGREGATE AMOUNT PAID BY AMERICAN TO AIRCELL UNDER SECTION 3.3. OF THIS AGREEMENT AS IN EFFECT PRIOR TO THE AMENDMENT #1 EFFECTIVE DATE AND ANY COMPARABLE PROVISION THAT MAY BE SUBSEQUENTLY ADDED TO THIS AGREEMENT AND (y) THE AGGREGATE AMOUNT OF AIRCELL’S SHARE OF ALL CONNECTIVITY, ADVERTISING AND OTHER REVENUE GENERATED UNDER THIS AGREEMENT IN THE TWELVE MONTHS PRECEDING SUCH BREACH OR DEFAULT AND (iv) THE AMOUNT OF AVAILABLE INSURANCE PROCEEDS WITH RESPECT TO SUCH BREACH OR DEFAULT.

18.2	Exclusions. The limitation of liability in Section 18.1 shall not apply with respect to claims arising out of a breach of Section 8.5, 14 or 15 or Article 5 or 8 of Exhibit I or arising under Section 16. In addition, the limitation of liability in the last sentence of Section 18.1 shall not apply with respect to claims arising out of a breach of Section 5.4 – “Deinstallation.”

19.	EXCUSABLE DELAYS

19.1	Definition. Either party shall be excused from performance of its obligations hereunder, and shall not be liable to the other party for any direct, indirect, special, incidental, consequential or punitive damages suffered or incurred by the other party arising out of a total or partial failure to perform hereunder or delay in such performance, to the extent resulting directly from any event or occurrence beyond the reasonable control of the delayed party (collectively, “Excusable Delay”), including, without limitation, (i) acts of God, (ii) wars or acts of a public enemy, (iii) acts, failures to act or delays of the Governments of any state or political subdivision or any department or regulatory agency thereof or entity created thereby, including, without limitation, national aviation authorities, (iv) quotas or embargoes, (v) acts of sabotage, (vi) fires, floods or other natural catastrophes, or (vii) strikes, lockouts or other labor stoppages, slowdowns or disputes; provided, however, that such delay is not occasioned by the fault or negligence of the delayed party. Any Excusable Delay shall last only as long as the event remains beyond the control of the delayed party and only to the extent that it is the direct cause of the delay. By way of clarification, and without limiting the foregoing, any act, failure to act or delay described in clause (iii) of this section shall not be an Excusable Delay if and to the extent such act, failure to act or delay results from Aircell’s failure to comply with Exhibit F or any other schedule agreed upon by the parties. For the avoidance of doubt, a delay by any of Aircell’s subcontractors shall not be an Excusable Delay unless the subcontractor itself has experienced an Excusable Delay.

19.2	Recourse. The delayed party shall notify the other party within a reasonable time after it discovers an Excusable Delay has occurred, in writing, specifying the cause of the delay and, to the extent known, estimating the duration of the delay. No delay shall be excused unless such written notice shall have been given as required by this section. If the Excusable Delay lasts in excess of ninety (90) days, the non-delayed party shall have the right to terminate this Agreement.

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-33

20.	GENERAL

20.1	Independent Contractors. Aircell is an independent contractor of American, and personnel used or supplied by Aircell in performance of this Agreement shall be and remain employees or agents of Aircell and under no circumstances shall be considered employees or agents of American. Aircell shall have the sole responsibility for supervision and control of its personnel.

20.2	Use of Subcontractors. Aircell shall provide an initial list of all major subcontractors utilized by Aircell for the manufacture of the ABS Equipment, development of the Software and/or performance of the Services for American’s approval, which shall not be unreasonably withheld. After obtaining American’s approval of the initial list, Aircell will obtain American’s prior approval of any and all proposed changes thereto, which shall not be unreasonably withheld. American’s rejection of a subcontractor may result in delivery delays or additional costs, as negotiated by the parties in good faith. Nothing in this Agreement shall create any contractual relationship between American and any such subcontractor, and no subcontract shall relieve Aircell of its obligations hereunder should the subcontractor fail to perform in accordance with the provisions of this Agreement. American shall have no obligation to pay or to see to the payment of any money to any subcontractor. Aircell shall be solely responsible for the acts and omissions of the Aircell subcontractors, with which Aircell shall have entered into agreements that contain confidentiality provisions at least as protective as those set forth herein. Any breach by an Aircell subcontractor of any terms or conditions of this Agreement shall be deemed a breach by Aircell.

20.3	Notice. Any notice, demand or document that either party is required or otherwise desires to give or deliver to or make upon the other party hereunder shall be in writing and shall be (a) personally delivered, (b) deposited in the United States Mail, registered or certified, return receipt requested, with postage prepaid, (c) sent by overnight courier, or (d) sent by facsimile with confirmation of receipt, addressed as follows:

If to American:   American Airlines, Inc.

2000 Eagle Parkway

Ft. Worth, TX 76177

ATTN: Aircraft Programs’ Purchasing Managing Director

Mail Drop 8250

Fax: (817) 224-0044

If to Aircell:         Attn: General Counsel

Aircell LLC

1250 N. Arlington Heights Road, Suite 500

Itasca IL 60143

Fax: (630) 285-0191

or to such other address as either party shall designate for itself by notice given to the other party as aforesaid. Any such notice, demand or document shall be deemed to be effective upon receipt of the same by the party to whom the same is addressed.

20.4	Assignment. This Agreement shall inure to the benefit of and be binding upon each of the parties and their respective successors and assigns, but neither the rights nor the duties of either party under this Agreement may be voluntarily or involuntarily assigned or delegated, in whole or part, without the prior written consent of the other party, such consent not to be unreasonably withheld.

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-34

20.5	Governing Law: Dispute Resolution. This Agreement shall be governed by and construed according to the internal laws of the State of New York without regard to conflicts of laws principles. Each party agrees to negotiate in good faith to resolve any dispute, claim or controversy arising out of or related to this Agreement. In the event the parties are unable to resolve the dispute within fifteen (15) days following the commencement of negotiations, each party shall escalate the dispute through the appropriate levels of management, up to and including the level of Chief Executive Officer at Aircell and Vice President-Purchasing or higher at American, until the resolution of the issue is achieved or the respective executives cannot agree to a resolution of the dispute. Unless otherwise agreed to by both parties, in no event shall the escalation process exceed thirty (30) days.

20.6	Press Release/Publicity. Except as provided in Exhibit I, neither party hereto shall use the name or any trade name of or otherwise refer to the other party or any of its affiliates, directly or indirectly, in any advertisement, news release or professional or trade publication without receiving prior written approval from such other party.

20.7	Savings Clause. If any provision of this Agreement is declared unlawful or unenforceable as a result of final administrative, legislative or judicial action, this Agreement shall be deemed to be amended to conform with the requirements of such action and all other provisions hereof shall remain in full force and effect.

20.8	Waiver. No failure or delay by either party in requiring strict performance of any provision of this Agreement, no previous waiver or forbearance of any provision of this Agreement by either party and no course of dealing between the parties shall in any way be construed as a waiver or continuing waiver of any provision of this Agreement.

20.9	Final Agreement. This Agreement constitutes and represents the final agreement between the parties as to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties. This Agreement may be amended in whole or in part only in a writing signed by both parties.

20.10	Captions. The section headings herein are for convenience of reference only and are not intended to define or aid interpretation of the text hereof.

20.11	Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which together shall constitute one and the same instrument, and if so executed in counterparts will be enforceable and effective upon the exchange of executed counterparts or the exchange of facsimile transmissions of executed counterparts.

20.12	Survival. Notwithstanding anything herein to the contrary, any sections or portions of any sections of this Agreement (including the Exhibits hereto) that by their express terms survive, or by their nature should survive, expiration or termination of this Agreement shall survive such expiration or termination.

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-35

IN WITNESS WHEREOF, the parties have executed and delivered this Third Amended and Restated Agreement as of the date first written above.

GOGO LLC		AMERICAN AIRLINES, INC.

By:	/s/ Michael J. Small	By:	/s/ John R. MacLean
Name:	Michael J. Small	Name:	John R. MacLean
Title:	President and CEO	Title:	V.P. Procurement and Supply Chain
Date:		Date:	9/14/2012

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-36

EXHIBIT A-1

TRANSCON LAUA/CH PRELIMINARY CALENDAR

“Phase I” shall include diagnostic testing on the Prototype A/C for the purposes of obtaining STC.

“Phase II” shall begin after the Prototype A/C have been retrofitted with the ABS Equipment and Phase I has been completed.

“Phase III” shall begin when all aircrafts in the Initial Fleet have been retrofitted with the ABS Equipment and returned to service. Revenue service can begin at any time with American’s consent after the last aircraft of the Initial Fleet has been returned to service, which consent shall not be unreasonably withheld.

INSTALLATION SITE AND SCHEDULE FOR TRANSCON FLEET

Aircell will schedule deliveries of the Shipsets as requested by American thirty (30) days prior to a mutually agreed installation date. The Installation Site and Schedule details are set forth below. Changes to this schedule are permissible by mutual consent of both parties.

[***]

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-37

EXHIBIT A-2

INSTALLATION SITE AND SCHEDULE FOR 737 FLEET

Aircell will schedule deliveries of the Shipsets as requested by American thirty (30) days prior to a mutually agreed installation date. The Installation Site and Schedule details are set forth below.

Changes to this schedule are permissible by mutual consent of both parties.

[***]

Initial [***] 737’s tail numbers	Tail numbers (known as of 3/18/2009) of the Subsequent 737’s

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-38

EXHIBIT A-3

INSTALLATION SITE AND SCHEDULE FOR MD FLEET

Aircell will schedule deliveries of the Shipsets as requested by American thirty (30) days prior to a mutually agreed installation date. The Installation Site and Schedule details are set forth below. Changes to this schedule are permissible by mutual consent of both parties.

[***]

MD 80 TAIL NUMBERS ARE SUBJECT TO CHANGE AND THE ORDER IN WHICH THE AIRCRAFT TAIL NUMBERS ARE RETROFITTED ARE SUBJECT TO CHANGE AT AMERICAN’S DISCRETION SO LONG AS THE TOTAL NUMBER OF INSTALLED MD8OS DOES NOT CHANGE

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-39

EXHIBIT B

ABS EQUIPMENT AND LEAD TIME

A Shipset consists of the following:

ITEM	LEAD TIMES	QTY REQUIRED	AIRLINE PRICE EACH	TOTAL AIRLINE KIT COST
[***]

DURING DE-INSTALLATION, THE EQUIPMENT EXCLUDING THE INSTALLATION KIT WILL BE REMOVED

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit B-40

EXHIBIT C

SPECIFICATIONS

Physical Dimensions & Electrical Load

ABS System on Boeing 767-200

[***]

	LRUs	Qty	Total Weight (lbs)*
1	[***]
2
3
4
5
6
7
8
Total LRU Weight
*	Number of CWAPs will change depending on fleet type

LRUs	Qty	Location	MCU	Width (in)	Height (in)	Depth (in)	Mounting Req.	Cooling Req.	Power Req.	Connections
[***]

Supporting Installation Hardware	Qty	Location	MCU	Width (in)	Height (in)	Depth (in)	Mounting Req.	Cooling Req.	Power Req.	Connections
[***]

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit C-1

American Airlines 767-200 Installation Kits—STC (P13114)
[***]

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit C-2

EXHIBIT D

CHANGE REQUEST FORM

This change request form is to be used by members of the Connectivity Core Team only. The purpose of this form is to document and track all changes to the scope of the program and detail any cost or timeline impacts. The team will review the CR and discuss whether or not it will be approved.

Process Steps:

☐	Step One:

1.	Contact initiating partner’s appropriate internal resource to obtain a number for the CR.

•	AA Resource: Karen Shultz

•	Aircell Resource: Tamara Roberts

2.	Complete attached change request form and provide as much detail as possible within the space allotted

☐	Step Two:

1.	Send the filled-in form to the appropriate Core Team Member

2.	Core Team Member will review, determine disposition and approve for release to Core team. This member is responsible for reviewing with the Core Team.

3.	The Core Team Member will submit the CR.

4.	Aircell Program Management will log the CR on the Change Log tracking form.

☐	Step Three:

1.	The receiving partner will obtain an internal tracking number for the CR.

2.	The receiving partner will review with/ follow process of their internal team and determine disposition.

☐	Step Four:

1.	Receiving partner will report on CR disposition and/ or obtain additional information as required.

2.	After disposition, agreement to the action and/ or closure will be indicated and signed by authorized signatures from both the initiating and receiving partner.

☐	Step Five:

1.	Aircell Program Management will update the Change Log tracking form and, based upon final disposition, manage the updating of required documents

SUBMIT DATE: <date the CR is being submitted>

SUBMITTED BY: <name of Core Team member submitting change>

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit D-1

TITLE OF CHANGE REQUEST : <place name of change request; this is what the CR will be referenced as>

AMERICAN AIRLINES PROJECT CR #:	AIRCELL PROJECT CR #:

PRIORITY: ☐ High Priority / Urgent ☐ Priority (normal) ☐ Low Priority	TYPE OF CHANGE <define the type of change ex. Schedule, pricing, scope of work etc.>

DETAILED DESCRIPTION: <describe the scope of work being outlined in the change request with some detail>

JUSTIFICATION FOR PROPOSED CHANGE: <identify and detail the reasons for the change request>

COST IMPACT FROM PROPOSED CHANGE: <identify the known upfront cost/savings and recurring costs/savings that would result from the change request being implemented>

TIMELINE IMPACT FROM PROPOSED CHANGE: <identify the timeline impact that would result from change. Identify clearly if it will impact milestones and on-dock date>

IMPACTS TO OTHER PARTS OF THIS PROGRAM: <identify any impacts to other components of this program such as the Business Class seat or IFE etc>

ASSUMPTIONS AND CONSTRAINTS: <what constraints or assumptions are required to support the CR>

DATE RESPONSE DUE FROM RECEIVING PARTNER:

ESTIMATED DATE TO REVIEW WITH CORE TEAM: <date that the CR will be reviewed with Core Team>

CR DISPOSITION: <Go/ No Go decision and why>

AUTHORIZED SIGNATURES:

Signature	Signature
Date	Date
Name	Name

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit D-2

EXHIBIT E

PACKING LIST (for 767-200)

[***]

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit E-1

EXHIBIT F

INSTALLATION SCHEDULE, TRAINING AND SUPPORT FOR TRANSCON LAUA/CH

INSTALLATION SCHEDULE

See Exhibit A for the agreed-upon Installation Schedule for the 767-200 Fleet.

Section 1.0 Prototype Installation (Initial 767-200 Installation and Certification)

Aircell and American Airlines will construct a detailed plan for installing and obtaining Supplemental Type Certification for an Aircell broadband system aboard a 767-200 aircraft. Aircell will supply the Installation Kit, installation and certification support, and conduct any testing relating to functional verification and certification. [***] and any required flight time associated with the certification. It is envisioned that the prototype installation and certification will be conducted during an AMERICAN Planned Maintenance Activity, thereby taking the aircraft out of service for the shortest time period. [***].

Section 1.1 Prototype Installation & Certification – Time Line Agreements

[***]

Section 1.2 Prototype Installation & Certification – Compensation

[***]

Section 2.0 Production Installations (767-200 Aircraft #2 through #15)

On or before August 31, 2007 American Airlines will provide Aircell with its aircraft out-of-service plan for the purposes of production installation (Plan of Record).

Following the Prototype Installation, through mutual planning and coordination efforts American Airlines will install the Aircell broadband system on the remaining [***] 767-200 aircraft. The time required to install the equipment, as planned by AMERICAN, is estimated to be [***] per aircraft after the learning curve.

Section 2.1 Production Installations – Time Line Agreements

(6) [***] prior to the first production installation, Aircell will provide an equipment and resource commitment to support the AMERICAN schedule

(7) [***] prior to each scheduled installation, Aircell will provide, on-dock at AMERICAN, a complete installation kit (this kit to include all required equipment; e.g. LRUs, racks, trays, antennas, wiring harnesses, cables and miscellaneous hardware).

Note: Aircell’s on-time delivery of non-working ABS Equipment, incomplete Documents or Services shall not, for the purposes of this paragraph, be deemed an on-time delivery.

Note: At Aircell’s request and American’s sole discretion, changes to on-dock delivery dates for the installation drawing package or installation kit could be accommodated for the Production Aircraft.

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit F-1

(8) AMERICAN to make best effort to complete the production installations of all 767-200 aircraft within [***], using nose-to-tail mod line and coordinating installations during other planned maintenance activities.

Section 2.2 Production Installations – Compensation

(9) In the event the delivery of an Aircell installation kit is delayed to AMERICAN [***].

(10) [***]

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit F-2

CONTACT PERSONNEL

Prototype Aircraft

Name	Designation	Contact Number	Hours of work
Michael Kuntz	Manager, Aircraft Operations	630-217-4174	As needed.
Kavil Musikasinthornlata	Manager of Development, Cabin Systems	630-441-0142	As needed.
Matthew Smith	FAA Certification Manager	630-441-6389	As needed.
Tamara Roberts	Program Manager	312.375.0374

Retrofit Aircraft

Name	Designation	Contact Number	Hours of work
Michael Kuntz	Manager, Aircraft Operations	630-217-4174	As needed.
Kavil Musikasinthornlata	Manager of Development, Cabin Systems	630-441-0142	As needed.
Tamara Roberts	Program Manager	312.375.0374	As needed.

ENGINEERING SERVICES

Aircell will provide an engineering installation drawing package for installation on AA’s airplanes consisting of all applicable install drawings and installation work instructions. In addition, Aircell will provide Continued Airworthiness documents which include at a minimum [***].

The system component placement and design will take the following into consideration:

•	Consistent locations relative to all fleet types

•	Compliance with applicable FAA regulations and safety practices

–	Ease of installation

–	Maintainability

–	Future system growth & expansion

–	Cost effective

During the design phase Aircell will coordinate the following milestones with AA:

–	Aircraft Audits

–	ITCM—Initial Technical Coordination Meeting

–	PDR—Preliminary Design Review

–	CDR—Critical Design Review

–	FDR – Final Design Review

Final ABS System configuration of each fleet is pending an audit of each aircraft to be installed. Airline to provide access to the airplanes and all related Technical Publications and OEM aircraft drawings to complete each engineering design package.

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit F-3

Aircell will provide on-site engineering support as provided in Section 8.1.3 of the Agreement.

Certification Services

[***]

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit F-4

EXHIBIT G

MAINTENANCE SERVICES

For the entire term of the Agreement, Aircell will provide maintenance and the provisioning of spares .

[***]

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit G-1

EXHIBIT H

SYSTEM DEFINITION DOCUMENTATION (SDD)

System Description

A block diagram showing all major functions of the proposed aircraft system

[***]

Figure 1—ABS Aircraft System Reference Architecture

[***]

ACPU

[***].

AACU

[***].

CWAP (or WAP)

[***].

Cabin 802.11 Handset and Flight Deck Handset

[***].

ATG EV-DO Antennas

[***].

Terrestrial EV-DO and GPS Antenna

[***].

802.11 Antenna

[***].

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit H-1

EXHIBIT I

PORTAL, ADVERTISING AND CONTENT MANAGEMENT,

MARKETING ACTIVITIES

This document sets out the agreement of the parties with respect to: the marketing activities of the parties in connection with the Aircell Broadband Services (“ABS”), advertising and content on the Portal, certain training activities, and certain aspects of customer care. Any initial-capitalized terms that are not defined herein (in Section 11) are defined in the main Agreement. Section references refer to this Exhibit unless sections of the main Agreement are specifically referenced.

1.	Certain Supplier Obligations. subject to the restrictions, limitations, terms and conditions of this document:

1.1	Advertiser and Content Provider Relations. [***].

1.2	Format & Management of Content and Ads. [***].

1.3	Hosting & Infrastructure. [***].

1.4	Reporting. [***].

1.5	Customer Care and Billing. [***].

1.6	Approvals. [***].

1.7	Quarterly Reviews. [***].

1.8	Redesign of the Pages. [***].

2.	Certain American Obligations.

2.1	Advertiser and Content Provider Relations. [***].

2.2	Technical Support. [***].

2.3	Reporting. [***].

2.4	Approvals. [***].

3.	Display of Content and Ads.

3.1	Generally. [***].

3.2	Splash Page. This Section applies to the Splash Page only.

3.2.1	American Sections. Subject to the terms of this Exhibit and the rest of the Agreement, [***].

3.2.2

Phase I. During Phase I, no ads will be included in the Portal other than ads included in the [***]. As used in this paragraph the term “ads” does not include unpaid messaging that promotes American’s airline or ancillary businesses (such as the AAdvantage® program and the Admirals Club® facilities) or ABS.

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Appendix 1 Page 10

3.2.3	Phase II. [***].

3.2.4	Changes to Splash Page. [***].

3.3	Style Guidelines. [***].

3.4	Prohibited Material. [***]

3.5	Wireless Distribution of Content. [***].

3.6	Content Partners. [***].

3.7	Minor Portal Changes. [***].

3.8	Major Portal Changes. [***].

3.9	Mobile Portal. [***].

3.10	Remedies. [***].

4.	Portal Advertising.

4.1	Ad Space Value. [***].

4.2	Ad Space Allocation. [***].

4.3	Ad Revenue Shares.

4.3.1	Phase I. [***].

4.3.2	Phase II. [***]

4.4	Restricted Advertisers. [***].

4.5	Advertisement Management. [***].

5.	Data Ownership and Privacy.

5.1	American Data.

5.1.1	[***].

5.1.2	[***].

5.1.3	[***].

5.1.4	[***].

5.1.5	[***].

5.1.6	[***].

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Appendix 1 Page 11

5.2	Supplier Data. [***].

5.3	Data Privacy and Data Security. [***]

5.4	Remedies. [***].

6.	Marketing/PR Activities.

6.1	Joint Activities. [***].

6.2	Independent Activities. [***].

7.	Training/Familiarization Activities.

7.1	Flight attendants and Other American Front Line Employees.

a)	[***].

b)	[***].

c)	[***].

8.	American and Supplier Marks.

8.1	Rights in Marks. Supplier acknowledges that the marks shown on Appendix 2A hereto are the property of American and the only marks owned by American that may be used by Supplier in marketing and promoting ABS (“American Marks”), and that upon expiration or termination of this Agreement, Supplier will immediately cease use of such marks. American acknowledges that the marks shown on Appendix 2B hereto are the property of Supplier and the only marks owned by Supplier that may be used by American in marketing and promoting ABS, and that upon expiration or termination of this Agreement, American will immediately cease use of such marks. From time to time, American will provide Supplier with limited access to the American Airlines Digital Asset Management System (“AADAMS”) at the www.aadams.com web site to obtain digital renditions of the American Marks. Except as expressly set forth in the Agreement, no right, property, license, permission or interest of any kind in or to the marks owned by either party is or is intended to be given or transferred to or acquired by the other party by the execution, performance or non-performance of this Agreement or any part hereof.

Each party agrees that it shall in no way contest or deny the validity of, or the right or title of the other party in or to its marks, and shall not encourage or assist others, directly or indirectly, to do so, during the lifetime of this Agreement and thereafter. Neither party will take actions that are adverse to the other party’s ownership rights in or to its marks, nor shall either party intentionally utilize the other party’s marks in any manner that would diminish their value or harm the reputation of the other party. Neither party shall use or register any domain name that is identical to or confusingly similar to any of the other party’s marks.

Supplier agrees that it shall not intentionally, without American’s prior written approval: (i) alter the American Marks in any way; (ii) use any partial American Marks or fragments thereof; (iii) display the American Marks without the appropriate trademark designation, as specified by American; (iv) superimpose any image or content upon the American Marks; (v) utilize the American Marks in any manner that would diminish their value or harm the reputation of American; or (vi) purchase, use, or register any domain names or keywords or search terms that are identical or similar to, or contain (in whole or in part), any of the American Marks.

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Appendix 1 Page 12

8.2	Approval of Promotional Materials; Graphics Standards. Each party shall submit to the other party for review and approval, at least thirty (30) days prior to publication or use, the portion of any and all artwork, scripts, copy, advertising, promotional materials, direct mail, press releases, newsletters or other communications or any other publicity published or distributed by the first party (or at its direction or authorization) that uses any trademark, service mark, logo or trade name of the other party or any of its Affiliates (other than any text-only non-stylized names). All such promotional materials shall follow the style guidelines of the applicable party, including any requirements for disclaimers or tag lines indicating registered trademarks, and each party may modify its style guidelines from time to time in its sole discretion. The party from whom approval is requested will respond to the requesting party within ten (10) business days of the request, and approval with respect to uses of American Marks may be withheld in the sole discretion of American.

9.	American’s Marketing Channels.

9.1	Other Marketing. [***].

9.2	American’s Promotion of Supplier. [***].

10.	Dispute Resolution Under This Exhibit. [***].

11.	Definitions.

11.1	[***].

11.2	[***].

11.3	[***].

11.4	[***].

11.5	[***].

11.6	[***].

11.7	[***].

11.8	[***].

11.9	“Duplicative American Restricted Advertiser” [***].

11.10	“Internal Portal Page” means any Portal page excluding the Splash Page.

11.11	[***].

11.12	“Media Rate Card” is a [***].

11.13	“Minor Portal Changes” [***].

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Appendix 1 Page 13

11.14	“O&D” means a passenger’s Itinerary origination city/airport and destination city/airport whether achieved through direct connection or through connecting city(ies)/airport(s).

11.15	[***].

11.16	“Phase II” means the period beginning on the date that Phase I ends and ending when the Agreement terminates or expires.

11.17	[***].

11.18	[***].

11.19	“Splash Page” means the first web page of the Portal that a User will see on her laptop when the User connects to the ABS on a Retrofit A/C.

11.20	“Splash Page Remainder” [***].

11.21	[***].

11.22	[***].

11.23	[***].

11.24	“User” means any person who accesses or uses ABS on a Retrofit A/C .

11.25	[***].

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Appendix 1 Page 14

Appendix 1: example of Portal pages as of the Effective Date

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Appendix 1 Page 17

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Appendix 1 Page 18

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American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Appendix 1 Page 19

Appendix 2A: American Marks

Appendix 2B: Supplier Marks

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Appendix 2A Page 1

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Appendix 1 Page 2

Appendix 3A: American Restricted Advertisers

[***]

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Appendix 3A Page 1

Appendix 3B: Duplicative American Restricted Advertisers

[***]

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Appendix 3B Page 1

Appendix 4A: Supplier Restricted Advertisers

[***]

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Appendix 4A Page 1

EXHIBIT J

SERVICE LEVEL AGREEMENT (SLA)

This Service Level Agreement is provided by Gogo with respect to (i) the Third Amended and Restated In Flight Connectivity Services Agreement, dated September 13, 2012, between Gogo LLC and American Airlines, Inc. (the “Existing Agreement”) and (ii) the In Flight Connectivity Services Agreement, dated September 13, 2012, between Gogo LLC and American Airlines, Inc. (the “Subsequent Agreement”).

PART I — SERVICE DESCRIPTION

1.	General:

This Service Description provides the parties’ general objectives with respect to the Gogo Services to be provided under the Agreement and is not intended to create any obligations on the part of Gogo that are not contained in the body of the Agreement, Parts II and III of this Exhibit that follow the headings “Service Level Agreement” and “Customer Care” and other exhibits.

The service(s) enhances a passenger’s in-flight experience by allowing the user to access the internet, connect to a VPN, send email and use other internet services and on-board services. Additionally, the airline has the opportunity to maximize operational efficiency and develop ancillary revenue opportunities.

One objective is to provide Internet connectivity and services similar to a ground-based hot-spot environment, and to provide other onboard services to enhance the customer experience, using a customer PED. The aircraft architecture will provide wireless cabin access for passengers’ personal electronic devices that are enabled for wireless (802.11) operation only and no cellular wireless link to PEDs). Applications shall include, but are not limited to: email, instant messaging, VPN, Internet and cached Intranet. The following in-cabin wireless standards are to be supported: 802.11 a/g/n, however, this list can change based on the evolution in the wireless access technology.

Another objective is to provide Internet connectivity and services to the aircraft integrated seatback. Disparate supplier solutions, i.e. IFE and Connectivity, will be required to integrate to support a connectivity solution to the seatback. A clear demarcation point of responsibility will be defined in a detailed scope of work and a subsequent addendum to the supplier contracts as necessary.

List of expected and optional services:

•	Internet Connectivity (including ISP Services)

•	Optional: Wireless Distribution of Content or, Entertainment on Demand (Media stored on the on-board server; variants such as: GogoVision or GogoTV may be offered as different services)

•	[***]

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

The Gogo sub-system includes the following main components:

Common Aircraft Components to All Solutions

•	[***]

ATG

•	[***]

ATG4

•	[***]

Ku

•	[***]

ATG+Ku

•	[***]

ATG4+Ku

•	[***]

ATG+K4

•	[***]

•	Network Operation Center (NOC)

[***]

Chart at Doc No 23854568

Chart at Doc No 23854568

2.	Gogo Responsibilities

2.1	[***]

2.2	[***].

2.3	[***].

2.4	[***].

2.5	[***].

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

2.6	Network Efficiency Techniques

Gogo shall employ, by first Revenue Launch, a number of techniques to improve network efficiency that include, but are not limited to, the following:

2.6.1	[***].

2.6.2	[***].

2.6.3	[***]

2.6.4	Content filtering: Gogo shall support content filtering in accordance with Exhibit S to the Existing Agreement and the Subsequent Agreement.

2.6.5	[***].

2.7	[***].

2.7.1	[***].

2.7.2	[***].

2.8	[***].

2.8.1	[***].

2.8.2	[***]

2.8.3	[***]

2.9	[***].

2.9.1	[***].

2.10	[***].

2.11	Gogo shall, as an Internet Service Provider, provide the following capabilities in delivering the Service to American:

2.11.1	[***]

2.11.2	[***]

2.11.3	[***]

2.11.4	[***]

2.11.5	[***]

2.11.6	[***]

2.11.7	[***]

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

3.	System Features and Functionalities

3.1	General

The System shall be fully integrated with any applicable on-board IFE System and shall provide the following:

3.1.1	[***]

3.1.2	[***].

3.1.3	[***].

3.1.4	[***].

3.1.5	[***].

3.1.6	[***]

[***]

3.1.7	[***]

[***]

3.1.8	[***]

[***].

3.2	[***]

3.2.1	[***].

3.3	[***]

3.3.1	[***].

3.3.2	[***].

3.3.3	[***].

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

PART II—SERVICE LEVEL AGREEMENT

1.	This Part II—Service Level Agreement (SLA) defines the Service Availability, the Bandwidth and Performance Guarantees and the process for Problem Management as it relates to the Gogo Service. The Service Description Exhibit provides the service description, and the parameters associated with the Service, that shall be provided by Gogo to American. Any terms not otherwise defined herein shall have the meaning prescribed to them in the Agreement.

2.	GENERAL REQUIREMENTS:

[***].

3.	SCOPE

The scope of services are defined in this document regarding the in-service technical environment, support structure, system performance and the activities required to ensure that the service remains secure, reliable and operational as committed to under the Service Availability Commitment (Section 4) and the Bandwidth and Performance Guarantee (Section 5).

4.	SERVICE OBJECTIVE

The Service Objective is to 1) provide the passenger a consistently good Internet experience from sign-on to sign-off and 2) to provide a service that can support airline operational requirements that will allow American to operate more efficiently. The Service Objective is accomplished by ensuring that the comprehensive network(s) that support the service are maintained, managed and consistently healthy.

Gogo will provide an end-to-end/turnkey hardware and service solution allowing airline passengers and crew to use personal electronic devices (e.g. PC, PDA, PED) to conduct data communications in exactly the same manner as they do on the ground. Gogo will be responsible for the overall network architecture and all business/service relationships necessary to ensure seamless operation. It should also be pointed out that Gogo intends to design the system with feature modularity, allowing American Airlines to offer just those applications they deem most important to their customer base.

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5.	SERVICE AVAILABILITY COMMITMENT

It is Gogo’s responsibility to ensure that the service, the network and the systems are up and available as set out in this document.

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     Definitions:

“Service Availability” is defined as the time that the network and system(s) are expected to be operational and available, taking into consideration the “Exclusions” as defined in Section 7 of the SLA.

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

“Downtime” is defined as unexpected, or unscheduled, downtime or times when the service is expected to be available and is not.

5.1	Service Availability is measured using a hybrid model that consists of a “Fleet Model” and an “Aircraft Model”.

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5.2	Process

[***].

5.3	[***].

5.4	[***]

[***]

5.5	[***]

[***].

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Table 4.5.1

SLA: Availability and related penalties calculations and terms.

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5.6	System Unavailability and Downtime Tracking

Downtime and system outages will be tracked using the following methodology:

5.6.1	[***]

5.6.2	[***].

5.6.3	[***]

5.6.4	[***].

5.7	Remedies

[***].

6.	System Performance Guarantee

[***].

7.	[***].

8.	Background & Excess Capacity Capability

9.	[***].

10.	[***].

11.	Bandwidth and Performance

Bandwidth and performance guarantees ensure that Gogo is meeting commitments related to system performance and the customer experience. The following parameters are measured and reported per aircraft/tail number:

11.1	Measureable parameters for Internet Access

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11.2	Process

[***]

12.	Network Latency and Metric

[***].

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

13.	[***]

14.	Packet Loss and Metric

14.1	[***]

14.2	Measurement process: [***]

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

[***]

14.3	Packet Loss Performance Remedy

Table 5.6 (below) provides the amount due American in the event that system performance guarantee service levels are not met.

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14.4	Remedy Payments for Missed Performance Guarantees Service Availability

In the event that the Performance Guarantees are not maintained based on the metrics listed in section 5, then remedies shall be provided or settled between American and Gogo as agreed to in the Agreement

15.	Capacity Modelling and Network Features

Gogo shall monitor the network in order to ensure that service level metrics are achieved. Gogo shall utilize a number of processes that are intended to deliver a high level of customer satisfaction.

15.1	Capacity Modelling/Planning

15.2	[***].

15.3	Network Efficiency Techniques

15.4	In addition to the capacity modeling, Gogo shall employ a number of techniques to improve the user experience. They include, but are not limited to the following:

15.4.1	[***].

15.4.2	[***].

15.4.3	[***].

15.4.4	[***].

15.4.5	[***].

16.	Exclusions

[***]

17.	System Monitoring and Reporting

a.	Reporting

b.	[***].

c.	[***].

d.	[***]

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

e.	[***].

f.	[***].

g.	[***].

18.	Interruption Of Service

a.	Interruption Rights

b.	[***].

c.	Satellite Out of Service

[***]

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

PART III—CUSTOMER CARE

1.	General

During the term of the Existing Agreement and the Subsequent Agreement, as applicable, Gogo shall provide customer care services to American as set out in Section 2 below. In addition, Gogo shall provide the consumer customer care for the Service as set out in Section 3 below:

Problem Management Definitions

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2.	Airline Customer Care

2.1	[***].

2.2	[***]

2.3	Problem Definition and Resolution

2.3.1	[***]

2.3.2	[***]:

Response times are calculated from the time of notification.

2.3.3	[***]

3.	Passenger Customer Care

3.1	The goal of good customer care is to ensure customer goodwill and repeated use of the Service. [***].

3.2	From the Purchase Path Page, Customers will also have access to the following information:

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4.	Service Levels to customer requests

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American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

EXHIBIT K

USAGE REPORTS REQUIREMENTS

	Requirement (KPI)	Source	Description

System Reporting

[***]

Airborne System Support Reporting

[***]

Terrestrial System Support Reporting

[***]

Passenger Support Reporting (Customer Care)

[***]

Finance/ Revenue Management

[***]

Maintenance

[***]

Marketing/ Portal

[***]

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

EXHIBIT L

WIRELESS DISTRIBUTION OF CONTENT

This Exhibit, which is incorporated by reference into and made a part of the Agreement, relates to Aircell’s development and implementation of an application, Wireless Distribution of Content (WDC) by which video content will be wirelessly distributed to passengers on Retrofit A/C who are equipped with Wi-Fi enabled laptop computers. [***]For the avoidance of doubt, except where the context of the Agreement otherwise requires, the WDC equipment, software and services described herein shall constitute ABS Equipment, Software and Aircell Broadband Services, respectively, as such terms are defined in the Agreement. In the event of any inconsistency between this Exhibit L and any other provision of the Agreement, this Exhibit shall control. Section references refer to sections of this Exhibit unless sections of the body of the Agreement are specifically referenced.

1.	Definitions

The definitions below shall apply to the following terms as used herein:

1.1	[***].

1.2	[***].

1.2.1	[***].

1.2.2	[***].

1.2.3	[***].

1.2.4	[***].

1.2.5	[***].

1.3	[***].

1.3.1	[***].

1.3.2	[***].

1.4	“Total Operating Costs” means, for any measurement period, the sum of [***].

1.5	“Net Revenue” means, for any measurement period, Total Revenue less Total Operating Costs, and is [***].

1.6	[***].

1.7	“Customer Worthy” [***].

1.8	“Severity 1 Defect” means a software failure that blocks the customer from utilizing the service.

1.9	“Severity 2 Defect” means a software failure that impacts revenue even though major functionality may be working.

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

1.10	“Severity 3 Defect” means a software issue that has a minor impact on the quality and appeal of the service.

1.11	“Severity 4 Defect” means a software issue that is generally cosmetic with minimal if any impact on the service, revenue or business image.

1.12	“Video Content” means movies, television shows and other digitized video (including promotional videos) made available to Users via WDC.

1.13	“Wireless Distribution of Content”, or “WDC” (aka “GoGo Video”) is the Aircell product that delivers Video Content to Users on Retrofit A/C.

1.14	“WDC Advertising Revenue” [***].

2.	Scope

The parties intend that Aircell provide WDC on Retrofit A/C as more fully set forth below.

3.	Term and Termination

3.1	Subject to American’s right of early termination as set forth below in this section, the term of WDC service will directly correspond to the term of the Agreement as set forth in Article 13 of the Agreement.

3.2	American will monitor in-service feedback from its employees regarding the operation of WDC on Retrofit A/C. If American believes that WDC causes an unreasonable operational burden to American, American will notify Aircell of such belief in writing and identify with specificity the nature and extent of the claimed burden. No later than 30 days following such notice, Aircell will propose for American’s approval (which approval will not be unreasonably withheld) a commercially reasonable plan to remediate the burden.

1.1	American will monitor in-service feedback from its employees regarding the operation of WDC on Retrofit A/C. If American believes that WDC causes an unreasonable operational burden to American, American will notify Aircell of such belief in writing and identify with specificity the nature and extent of the claimed burden. No later than 30 days following such notice, Aircell will propose for American’s approval (which approval will not be unreasonably withheld) a commercially reasonable plan to remediate the burden.

Such plan may include, but shall not be limited to:

•	Aircell Access: In order to facilitate Aircell’s understanding of the issue, American will provide Aircell with reasonable access to affected Retrofit A/C and crew.

•	Fly Alongs: Aircell will provide Fly Along Agents at no additional charge to American on a schedule to be mutually agreed upon by the parties

•

Aircell Agents in American Crew Operational Areas at airports: Aircell will provide trained personnel at no additional charge to American that will be stationed in the crew operations area at such airports and on such schedule as the parties may mutually agree upon.

•	Aircell will review its customer care collateral and procedures and modify them as needed.

If following the implementation of the remediation plan, American believes that WDC continues to cause an unreasonable operational burden for American, American shall provide written notice of such belief to Aircell, which notice shall again identify with specificity the nature and extent of the claimed burden after the implementation of the remediation plan. Aircell shall have [***]to implement additional remediation measures. If at the end of such additional remediation period WDC continues to cause an unreasonable operational burden for American, American shall have the right to terminate WDC service and deinstall (or request that Aircell deinstall) the WDC hardware and software. In such circumstance deinstallation costs shall be borne by American. Notwithstanding anything to the contrary contained in Section 3.2.2 or 13.3.1 of the Agreement, the termination right described in this section shall apply only to WDC service and related hardware and software and shall not extend to other Aircell Broadband Services or ABS Equipment, it being understood that American shall have a termination right under Section 13.3.1 of the Agreement only if Aircell Broadband Services other than WDC cause an unreasonable operational burden.

3.3	If following the SLA Trigger Date (as defined below), Aircell breaches its obligations under the WDC SLA for [*** and fails to cure such breach within [***following receipt of written notice of such breach, American shall have the right to terminate WDC service and deinstall (or request that Aircell deinstall) the WDC hardware and software. In such circumstance deinstallation costs shall be borne by Aircell. Notwithstanding anything to the contrary contained in Section 13.3.2 of the Agreement, the termination right described in this section shall apply only to WDC service and related hardware and software and shall not extend to other Aircell Broadband Services or ABS Equipment, it being understood that American shall have a termination right under Section 13.3.2 of the Agreement only if Aircell breaches the SLA with respect to Aircell Broadband Services other than WDC. As used herein the term “SLA Trigger Date” means the date that is the later to occur of (i) the [***of the first date on which WDC Service is commercially available to passengers on any Retrofit NC (the “Commercial Launch Date”) or (ii) the date on which Aircell and American, having completed the first annual SLA reassessment required by Section 14, agree in good faith on the terms of the SLA going forward.

4.	Aircell Obligations

4.1	[***].

5.	Installation and Testing

5.1	Aircell will deliver what it deems to be Customer Worthy software by [***] and will deliver the easy update content loader and the service bulletin by [***]. In the event that Aircell fails to timely deliver the software, hardware and service bulletin, and the delay extends beyond [***], as American’s sole remedy for such delay, Aircell will credit to American the purchase price of WDC for one aircraft for every 30 day period of delay beyond [***]; provided, however, that Aircell will not be required to credit American for any delay resulting from American’s failure to make an aircraft available for certification.

5.2	[***].

5.3	[***].

6.	[***]

7.	WDC Revenue Share

7.1	[***].

8.	Cost to American

8.1	[***].

9.	Advertising

9.1	[***].

10.	Operating Costs

10.1	Aircell and American agree to utilize each other’s supply base where economically advantageous.

10.2	[***].

10.3	[***].

11.	Marketing

11.1	[***].

12.	SLA

12.1	Service Level Requirements or WDC will be subject to Exhibit J to the Agreement. In addition, Aircell will use commercially reasonable efforts to ensure that the service will meet the following WDC specific service levels and functionalities (such specific WDC-related levels and functionalities, together with any modifications agreed upon by the parties, being referred to herein as the “WDC SLA”), it being understood and agreed that the parties will assess performance and user satisfaction on at least an annual basis and agree in good faith on appropriate revisions to these goals.

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13.	Content

13.1	[***].

13.2	[***].

13.3	[***].

13.4	[***].

14.	American Launch Priority.

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EXHIBIT M

Example of Calculation of Revenue Share from Multi-Airline Products

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EXHIBIT N

SERVICES AND PRICING FOR AMERICAN OPERATIONAL USE

Gogo has granted American access to Gogo’s Air to Ground Link and/or the Satellite Link (individually, a “Link” and collectively, the “Links”) for the purposes of enabling other airline business applications (as defined below). Gogo will work with American to define and implement such other airline business applications as American desires to enable over either or both Links. As used herein, the term “Other Airline Business Applications” means applications used by American’s flight crew (other than as described in the following sentence), and ground crew that require connectivity, and shall not include any passenger-facing application or cabin crew operational application. For the avoidance of doubt, Other Airline Business Applications shall not include use by flight crew of Connectivity Services in accordance with and subject to the limitations contained in Section 11.12.2 of the Agreement.

Passenger-facing applications (e.g., IFE) and cabin crew operational applications (e.g., drink ordering) may utilize the in-cabin network and if such passenger applications require an off-board link, the data transfer is subject to the per MB charge outlined in Section 11.12.

In the event that American notifies Gogo that it wishes to use either Link for a defined Other Airline Business Application or passenger facing or cabin crew operational application (other than IFE as to which the terms have been negotiated and are set forth in the Agreement in Exhibit O thereto), American and Gogo will negotiate in good faith and reflect in an amendment to the Agreement (i) the desired operating and performance characteristics of the application, (ii) the integration services to be provided by Gogo in connection with the application, (iii) [***] Connectivity Services in accordance with Section 11.12.2, have already been negotiated and are set forth in Section 11.12) and (iv) such other terms specific to such applications as the parties agree upon.

Gogo will work with American and/or third party providers in good faith to integrate and test, to the extent necessary, other airline business applications on a timely basis and to provide such security as American reasonably requests; provided, however, that Gogo will not be obligated to increase the certification level of the System. If the normal operation of the Equipment would be negatively affected by the integration of any other airline business application, American and Gogo will work together in good faith to ensure that such conflicts are resolved.

In addition to the integration and testing described above, either Gogo or American may develop, independently, jointly or with third parties, other business applications that may be enabled over the link(s), although neither party has any obligation to do so. [***].

Gogo represents and warrants that the Links will have the ability to prioritize data transfer. American and Gogo will work together in good faith to assign priorities that meet American’s business requirements without (except as required for safety or medical emergencies) negatively impacting the passenger connectivity experience or Gogo’s ability to meet its service level obligations. Gogo will use commercially reasonable efforts to ensure that the delivery of data over the Links are consistent with the agreed-upon priority levels. If the priorities requested by American could impair Gogo’s ability to meet its obligations under the SLA, Gogo will, upon American’s request, work in good faith with American to revise the SLA; provided, however, that nothing in this Exhibit N or the Agreement will require Gogo to agree to or implement any prioritization of other airline business applications that, in Gogo’s reasonable judgment, could negatively impact the reputation of the Gogo brand or Gogo’s ability to meet its obligations under service level agreements with other airlines.

In the event that Gogo or AA enter into a contract with a 3rd party for other airline business applications, the contracting party will ensure the 3rd party is in compliance with all applicable laws, rules, regulations and certifications. Gogo’s and American’s obligations with regard to compliance are outlined in Sections 8.8 and 9.3, respectively, of this Agreement.

American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

EXHIBIT O

FLY-ALONG COST ASSUMPTIONS

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American Airlines, Inc. and Aircell LLC

Confidential and Proprietary Information

Exhibit O-1

EXHIBIT P

EXAMPLE OF DECS REPORT

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Schedule 1 – Third Party Infringement Claims

Aircell is aware of the following claim(s):

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Exhibit Q

To be inserted

Exhibit R

To be inserted

INSTALLATION SCHEDULE, TRAINING AND SUPPORT FOR THE 757 FLEET

INSTALLATION SCHEDULE

See Exhibit R-1 for the agreed-upon Installation Schedule for the 757 Fleet.

Section 1.0 Prototype Installation (757 Fleet Installation and Certification)

Aircell will provide to American, within 30 days of the Restatement #2 Effective Date, a detailed plan and schedule for installing and obtaining Supplemental Type Certification (STC) for the ABS System aboard a 757 Fleet aircraft. [***].

Section 1.1. Certification

Aircell will obtain and provide to American a STC, [***] 757 prototype aircraft completion, for the ABS System aboard a 757 Fleet aircraft.

Section 1.3 Prototype Installation & Certification – Time Line Agreements

Aircell will provide to American, within a time frame mutually agreed upon at the ITCM, a complete installation drawing package, including drawings, documents and instructions that will support the AMERICAN ECO process. Any revisions to such package will be provided to American as they become available.

Section 1.4 Prototype Installation & Certification – Compensation

[***] prior to the scheduled installation, Aircell will provide, on-dock at American, a complete installation kit (this kit to [***].

ENGINEERING SERVICES

Aircell will provide an engineering installation drawing package for installation on American’s airplanes consisting of all applicable install drawings and installation work instructions. In addition, Aircell will provide Continued Airworthiness documents which include at a minimum [***].

The System component placement and design will take the following into consideration:

•	Consistency of locations relative to all fleet types

•	Compliance with applicable FAA regulations and safety practices

–	Ease of installation

–	Maintainability

–	Future system growth & expansion

–	Cost effectiveness

During the design phase Aircell will coordinate the following milestones with American:

–	Aircraft Audits

–	ITCM—Initial Technical Coordination Meeting

–	PDR—Preliminary Design Review

–	CDR—Critical Design Review

–	FDR – Final Design Review

Final ABS System configuration is pending an audit of each the 757 fleet to be installed. Airline will provide access to the airplanes and all related technical publications and OEM aircraft drawings to complete each engineering design package.

Aircell will provide on-site engineering support as provided in Section 8.1.3 of the Agreement.

Certification Services

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EXHIBIT R-1

757 FLEET LAUNCH PRELIMINARY CALENDAR

The Schedule details below dates, expected aircraft quantities and tail numbers. This information is preliminary and is therefore subject to change at American’s sole discretion.

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EXHIBIT S

CONTENT FILTERING SERVICE

Content Filtering. Aircell has developed and will implement and maintain a content filtering system designed to block pornographic and offensive websites from being accessed via the Aircell Broadband Service by American’s passengers. The content filtering system has been built and will be maintained to perform as set forth in Section 5 below, as revised from time to time by mutual agreement of the Parties (the “Content Filtering Specifications”). Aircell will launch the content filtering system on American’s Retrofit A/C on or before [***] (the “CF Effective Date”).

Disclaimers. Notwithstanding anything to the contrary contained herein or in the Content Filtering Specifications, Aircell shall not be required to block any URL if Aircell reasonably believes that such blocking could cause Aircell to violate the Communications Act of 1934, any rule or regulation promulgated by the Federal Communications Commission or any other law, rule or regulation applicable to Aircell or its business. American agrees and acknowledges that American is solely responsible for determining what websites will be blocked and for communicating to Aircell any request for configuration changes intended to block or permit access to particular websites at a future date. Aircell is unable to guarantee that the system will block all content that American deems inappropriate.

Fees. [***].

Term. The terms described in this Exhibit will take effect on the Restatement #2 Effective Date and will terminate, as to each Fleet Type, on the date on which the Agreement expires or terminates with respect to such Fleet Type.

Content Filtering Specifications.

Overview

Aircell will provide a commercial grade content filtering system designed to block unlimited pornographic or other content deemed offensive by American. The system implements policies to control web activity and the applications that are often used to circumvent traditional security engines.

[***]

Blocked Message

When a Gogo user attempts to view a pornographic website, the browser will present a screen that reads: “The page you are attempting to view is not available. It is the policy of the airline to prevent potentially inappropriate content from being displayed on your computer or device. Thank you for your understanding.”

URL Activity Reporting

Aircell will provide to American, on a monthly basis, a report that shows the websites that were blocked most frequently during the month and details the number of times a given website was blocked.

Websites and content on the Internet are constantly changing. As websites and content are added or removed, the solution will automatically update on a daily basis to reflect such changes. Furthermore, as the Internet changes American may wish to modify its overall blocking strategy or approach. The Aircell system is highly flexible and can be configured in many different ways to reflect changes in the Internet and/or American’s policies and determinations regarding what constitutes inappropriate content. Aircell will continually monitor the effectiveness of the configuration and consult with American in an attempt to optimize both the effectiveness of the filtering and the Gogo user experience.

Conditions requested by American and agreed to by Aircell

American chooses to continue to block for pornography and nudity.

American will confirm to Aircell American’s current “do not block” list, and will expect Aircell to adhere to it following migration to the new content filtering system. If Aircell’s service does block a site on AA’s do not block list, AA expect Aircell to rectify the situation quickly, and AA reserve the right to alter the do not block list at any time for no charge.

[***].

Schedule 1

Aircell is aware of the following claim(s):

Claim(s)

[***].

Schedule I

Third Party Infringement Claims

Gogo is aware of the following:

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